UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CHEMTURA CORPORATION
(Name of Registrant as Specified In Its Charter)

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Notice of 2015 Annual Meeting and Proxy Statement

1818 Market Street, Suite 3700
Philadelphia, Pennsylvania 19103
April 2, 2015

Dear Shareholders,

I am pleased to invite you to attend Chemtura Corporation's 2015 Annual Meeting of Shareholders. The Annual Meeting will be held on Thursday, May 7, 2015 at 8:30 AM, EDT, at the Pyramid Club, 1735 Market Street, Philadelphia, PA 19103.

At the Annual Meeting, shareholders will vote on the matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement. In addition, we will discuss our 2014 performance and answer your questions.

This year you are asked to elect our eight directors, to adopt an advisory resolution to approve executive compensation, to re-approve the material terms of the performance goals under the Chemtura Corporation 2010 Long-Term Incentive Plan and to ratify the selection of KPMG LLP as our independent registered public accounting firm for 2015. Each of these matters is described in the formal meeting notice and Proxy Statement on the following pages.

Your vote is important. To make it easier for you to vote your shares, you have the choice of voting over the Internet, by telephone, or by completing and returning the enclosed proxy card. The proxy card describes your voting options in more detail.

Very Truly Yours,

Craig A. Rogerson
Chairman of the Board, President and Chief Executive Officer

Your vote is important. Please vote by Internet, telephone or mail as soon as possible.

[Intentionally Left Blank]

Notice of Annual Meeting of Shareholders

1818 Market Street, Suite 3700
Philadelphia, Pennsylvania 19103
April 2, 2015

The Chemtura Corporation 2015 Annual Meeting of Shareholders will be held on Thursday, May 7, 2015 at 8:30 AM, Eastern Daylight Time, at the Pyramid Club, 1735 Market Street, Philadelphia, PA 19103. Registration will begin at 8:00 AM.

The items of business are:

■
election of eight directors;

■
an advisory resolution to approve executive compensation;

■
re-approval of the material terms of the performance goals under the Chemtura Corporation 2010 Long-Term Incentive Plan;

■
ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2015; and

■
to transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Holders of our common stock of record at the close of business on March 13, 2015 are entitled to vote at the Annual Meeting.

Your vote is important and we encourage you to vote your shares promptly, whether or not you plan to attend the Annual Meeting. You may vote by Internet, telephone or mail. Please see Frequently Asked Questions beginning on page 2 of the Proxy Statement for more information on how to vote your shares.

By Order of the Board of Directors,

Billie S. Flaherty
Executive Vice President, General Counsel and Secretary

Your vote is important. Please vote by Internet, telephone or mail as soon as possible.

[Intentionally Left Blank]

Chemtura Corporation

2015 Proxy Statement  |  1

Frequently Asked Questions

How does the Board of Directors recommend that I vote?

The Board recommends that you vote:

■
FOR election of each of the eight director nominees (Proposal No. 1);

■
FOR approval of the advisory resolution on executive compensation (Proposal No. 2);

■
FOR re-approval of the material terms of the performance goals under the Chemtura Corporation 2010 Long-Term Incentive Plan (Proposal No. 3); and

■
FOR ratification of the appointment of KPMG LLP for 2015 (Proposal No. 4).

Why is it so important that I vote my shares?

We value the input of our shareholders. Regardless of the number of shares you hold and whether you plan to attend the Annual Meeting, we encourage you to vote your shares as soon as possible to ensure that your vote is recorded promptly.

How may I vote my shares?
■
Beneficial Shareholders. If you own shares through a broker, bank or other record holder you are considered the beneficial owner of shares held in "street name." You must instruct the record holder how to vote your shares. Please refer to the materials forwarded by your record holder.

■
Registered Shareholders. If you own shares registered in your name, you may vote by proxy before the Annual Meeting

  ■
  by Internet at www.proxyvote.com,

  ■
  by calling 1-800-690-6903 or

  ■
  by signing and returning a proxy card.

Proxies submitted via the Internet or by telephone must be received by 11:59 PM, EDT, on May 6, 2015.

May I change or revoke my vote?
■
Beneficial Shareholders. Beneficial shareholders should contact their broker, bank or other record holder for instructions.

■
Registered Shareholders. Registered shareholders may change a proxy at any time before its exercise by delivering written notice of revocation to the Corporate Secretary, by delivering another proxy dated later than the original proxy, or by attending the Annual Meeting and voting by ballot.

What vote is required to approve each proposal?
■
Election of Directors (Proposal No. 1): The nominees for director receiving a majority of the votes cast at the Annual Meeting will be elected directors. "Majority" means that each nominee who receives more votes cast "For" than "Against" their election will be elected director. If any nominee is unable or declines to serve, proxies will be voted for the balance of those named and for such person as is designated by the Board to replace any such nominee. (The Board does not anticipate this will occur.) Abstentions have no effect.

■
Advisory Resolution to Approve Executive Compensation (Proposal No. 2) and Ratification of Selection of Independent Auditor (Proposal No. 4): Shareholders may vote "For" or "Against" each of these proposals, or may abstain from voting. Our Bylaws require the affirmative vote of the majority of shares present in person or by proxy and entitled to vote at the Annual Meeting for the approval of Proposal Nos. 2 and 4. A shareholder who signs and submits a proxy is "present," so an abstention will have the same effect as a vote "Against" Proposal Nos. 2 and 4.

■
Re-approval of Performance Goals under the Chemtura Corporation 2010 Long-Term Incentive Plan (Proposal No. 3): Shareholders may vote "For" or "Against" this proposal, or may abstain from voting. The affirmative vote of a majority of shares present in person or by proxy and entitled to vote at the Annual Meeting is required for the approval of Proposal No. 3. An abstention will have the same effect as a vote "Against" Proposal No. 3.

What are broker non-votes and what effect will they have on each item considered?

If a broker or other financial institution holds your shares in its name and you do not provide voting instructions to it, New York Stock Exchange (NYSE) rules allow that firm to vote your shares only on routine matters. Proposal No. 4, the ratification of the appointment of our independent auditor for 2015, is the only routine matter. For all matters other than Proposal No. 4, you must submit your voting instructions to the firm that holds your shares if you want your vote to count on such matters. When a firm votes a client's shares on some but not all of the proposals, the missing votes are referred to as "broker non-votes." Broker non-votes will have no effect on Proposal Nos. 1, 2 and 3.

What if I return my proxy but do not vote for all of the proposals?

Shares represented by a properly executed proxy will be voted at the Annual Meeting and, when instructions are given by the shareholder, will be voted in accordance with those instructions. If a proxy is executed and returned but no instructions are given, the shares will be voted according to the recommendations of the Board of Directors.

Who is entitled to vote at the 2015 Annual Meeting?

Holders of Chemtura stock at the close of business on March 13, 2015 are entitled to receive notice of and to vote their shares at the Annual Meeting. On that date, there were 67,512,511 shares of common stock outstanding and eligible to vote. There were 4,273 registered shareholders and approximately 19,800 beneficial shareholders whose shares were held in "street name" through a broker or bank.

A list of shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and will also be available for ten business days prior to the Annual Meeting between the hours of 9:00 AM and 5:00 PM, EDT, at the Office of the Corporate Secretary, Chemtura Corporation, 199 Benson Road, Middlebury, CT 06749. A shareholder may examine the list for any legally valid purpose related to the Annual Meeting.

2015 Proxy Statement

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Each share of Chemtura stock entitles the holder to one vote on each proposal.

How many votes must be present in order to hold the Annual Meeting?

A quorum must be present in order for business to be conducted at the Annual Meeting. A quorum consists of the holders of one-third of the outstanding shares of stock entitled to vote at the meeting. Shares of Chemtura stock present in person or by duly authorized proxy (including any abstentions and broker non- votes) will be counted for the purpose of establishing a quorum at the meeting.

Are there any other items of business that will be addressed at the Annual Meeting?

The Board is not aware of any business that may properly be brought before the Annual Meeting other than those matters described in this Proxy Statement. If any matters other than those shown on the proxy card are properly brought before the Annual Meeting, the proxy card gives discretionary authority to the persons named on the proxy card to vote the shares in their best judgment.

What procedures must I follow in order to attend the Annual Meeting in person?

Attendance and voting at the Annual Meeting is limited to shareholders of record at the close of business on March 13, 2015.

■
Beneficial Shareholders. If you are a beneficial shareholder, when you arrive at the Annual Meeting, please register at the table location for beneficial shareholders. To be admitted to the Annual Meeting, beneficial shareholders must bring an account statement or letter from their broker or bank showing that they owned Chemtura stock as of March 13, 2015 and a valid photo identification. In order to vote at the meeting, beneficial shareholders must also bring legal proxies, which they can obtain only from their broker or bank. Please contact your broker or bank directly for specific information on how to obtain a legal proxy.

■
Registered Shareholders. If you are a registered shareholder, when you arrive at the Annual Meeting please register at the table location for registered shareholders and provide a business card and a valid photo identification.

Cameras, recording devices, cell phones, and other electronic devices will not be permitted at the Annual Meeting other than those operated by Chemtura or its designees. All bags, briefcases, and packages will need to be checked at the door or will be subject to search.

How can I vote shares acquired through the Chemtura Employee Stock Purchase Plan?

If you participate in the Chemtura Corporation Employee Stock Purchase Plan (the "ESPP") and had shares of our common stock associated with your account on the March 13, 2015 record date, the shares are held in "street name" by Fidelity Stock Plan Services LLC ("Fidelity") and you have full rights as a beneficial shareholder with respect to those shares. Please refer to the response applicable to "Beneficial Shareholders" above relating to voting and attendance at the Annual Meeting, and to the associated instructions provided by Fidelity.

How may I obtain a copy of Chemtura's 2014 Annual Report?

Chemtura's 2014 Annual Report, which includes a copy of the Annual Report on Form 10-K for the period ended December 31, 2014, was delivered to shareholders with this Proxy Statement. Our Notice of Annual Meeting, Proxy Statement and 2014 Annual Report are also available on the Investors section of our website at www.chemtura.com and on the SEC's website at www.sec.gov. Shareholders also may request an additional copy of the Annual Report on Form 10-K, which we will furnish without charge, by calling 203-573-2153, writing to Daniel Murray, Investor Relations, Chemtura Corporation, 199 Benson Road, Middlebury, CT 06749, or emailing a request to investors@chemtura.com.

May I receive my proxy materials electronically in the future?

Instead of receiving paper copies of our Annual Report and Proxy Statement in the mail, registered shareholders can elect to receive these communications electronically. For additional information and to elect this option, please access the website www.computershare.com/investor. Many brokers and banks also offer electronic delivery of proxy materials to their clients. If you are a beneficial shareholder, you may contact your broker or bank to find out whether this service is available to you. If your broker or bank uses Broadridge Investor Communications Services, you can elect to receive future proxy materials electronically at www.investordelivery.com.

Several shareholders live at my address. Why did we receive only one set of proxy materials?

We deliver only one Annual Report and one Proxy Statement to multiple shareholders at the same address unless we have received contrary instructions. Upon request, we will deliver separate copies to a shareholder at a shared address to which a single copy was delivered. Registered shareholders who wish to change future delivery instructions should contact our Transfer Agent: Computershare Inc., P.O. Box 30170, College Station, TX 77842-3170, www.computershare.com/ investor.

Who pays for this proxy solicitation?

We bear the costs of soliciting proxies. We have hired Morrow & Co., LLC, a proxy solicitation firm, to aid in the solicitation of proxies, for a base fee of $8,500, plus additional expenses of approximately $7,000. Proxies may be solicited by personal interview, mail, telephone, email and other online methods. Morrow & Co., LLC has contacted brokerage houses, other custodians and nominees to ask whether other persons are the beneficial owners of the shares they hold in street name and, if that is the case, will supply additional copies of the proxy materials for distribution to such beneficial owners. We will reimburse such parties for their reasonable expenses in sending proxy materials to the beneficial owners of the shares.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will file with the SEC a Current Report on Form 8-K containing the final voting results within four business days of the Annual Meeting or, if final results are not available at that time, within four business days after they become available.

Chemtura Corporation

2015 Proxy Statement  |  3

General Information

This Proxy Statement is issued in connection with the solicitation of proxies by the Board of Directors of Chemtura Corporation for use at the 2015 Annual Meeting of Shareholders and at any adjournment or postponement thereof. We will begin distributing this Proxy Statement, a form of proxy and the 2014 Annual Report on or about April 2, 2015.

Shares represented by a properly executed proxy will be voted in accordance with instructions provided by the shareholder. If you return a signed proxy card but do not provide voting instructions for some or all of the matters to be voted on, your shares will be voted on all uninstructed matters in accordance with the recommendations of the Board of Directors. Please see How does the Board of Directors recommend that I vote? in Frequently Asked Questions above for additional information.

Our corporate headquarters is located at 1818 Market Street, Suite 3700, Philadelphia, PA 19103. Our principal executive offices are located at 1818 Market Street, Suite 3700, Philadelphia, PA 19103 and at 199 Benson Road, Middlebury, CT 06749.

Certain statements in this Proxy Statement, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements." Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially. A detailed discussion of considerations related to forward-looking statements appears in the Note About Forward-Looking Statements and the section titled Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2014. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Election of Directors	(Proposal No. 1)

At the 2015 Annual Meeting, eight directors are to be elected for a one-year term. Each of the nominees currently serves as a Chemtura director. Each nominee for director receiving a majority vote at the 2015 Annual Meeting (that is, more votes cast "For" than "Against" their election) will be elected director. Each nominee elected as a director will continue in office until the 2016 Annual Meeting and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. If any nominee becomes unable to serve, proxies will be voted for the election of such other person as the Board of Directors may designate, unless the Board chooses to reduce the number of directors.

This majority vote standard in uncontested elections of directors reflects an amendment to our certificate of incorporation approved by Shareholders at the 2013 Annual Meeting and a corresponding amendment to our Bylaws adopted by the Board. In addition, the Board amended our Corporate Governance Principles to add a director resignation policy consistent with the majority vote standard. Under the Delaware General Corporation Law, even if an incumbent director does not receive the vote required for re-election, that director will continue to serve as a "holdover director" until a successor is elected and qualified. Our Corporate Governance Principles provide that if an incumbent nominee does not receive more votes cast "For" than "Against" their election, they will submit an irrevocable contingent resignation letter which will be effective upon acceptance by the Board acting upon the advice of the Compensation & Governance Committee (sometimes also referred to as the "Committee"). The Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director's resignation.

The Committee is responsible for, among other things, screening potential director candidates and recommending qualified candidates to the Board for nomination or appointment. When identifying and evaluating candidates, the Committee first determines whether there are any evolving needs of the Board that require expertise in a particular field. While the Committee does not have a specific written policy on the diversity of the Board, the Committee seeks nominees with a broad diversity of experience, professionalism, skills and backgrounds. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities.

2015 Proxy Statement

4  |  Chemtura Corporation

Our Corporate Governance Principles also require that all director candidates, whether recommended by a shareholder or otherwise, possess the following qualifications:

■
unquestionable personal and professional ethics and integrity;

■
policy-making experience in business, education, technology or government;

■
expertise that is useful to Chemtura and complementary to that of other directors;

■
a willingness to serve on the Board for a period of at least several years and to devote the time required to meet the responsibilities and perform the duties of a director, including attendance at all Board and applicable committee meetings;

■
a commitment to represent the best interests of all shareholders and to objectively appraise the performance of Chemtura and of management; and

■
involvement only in activities that do not create a conflict with the director's responsibilities to Chemtura and its shareholders.

The Committee may retain a third-party search firm to assist the Committee and the Board in locating qualified candidates that meet the needs of the Board at that time. The search firm provides information on a number of candidates, which the Committee reviews and discusses. The Committee, other members of the Board and the Chairman and Chief Executive Officer ("CEO"), interviews potential Board candidates. If the Committee determines that a potential candidate meets the needs of the Board, has the qualifications and meets the independence standards required by the NYSE, it will recommend the nomination or appointment of the candidate to the Board.

The Committee considers qualified candidates recommended by shareholders for Board membership in accordance with the procedures established in our Bylaws. For additional information on shareholder nominations of directors, see Other Matters – Nominations for Individuals to Serve as Director on page 55.

Set forth below is information with respect to the nominees, including their recent employment or principal occupation, a summary of their specific experience, qualifications, attributes or skills that led to the conclusion that they are qualified to serve as a director, the names of other public companies for which they currently serve as a director or have served as a director within the past five years, their period of service as a Chemtura director and their age at March 31, 2015.

Chemtura Corporation

2015 Proxy Statement  |  5

Jeffrey D.
Benjamin

Age 53

Director since 2010

Independent

 Committees
     • Audit
     • C&G (Chair)

Senior Advisor to Cyrus Capital Partners, L.P. Jeffrey D. Benjamin has served as Senior Advisor to Cyrus Capital Partners, L.P., a registered investment adviser, since June 2008. Mr. Benjamin also serves as a consultant to Apollo Management, L.P., a private investment fund, and from September 2002 to June 2008 served as a Senior Advisor to Apollo Management. Mr. Benjamin currently serves as Chairman (since 2013), a director (since 2005) and as a member of the audit, compensation, and nominating & corporate governance committees of Exco Resources, Inc., a producer of natural gas and oil, as a director (since 2008) of Caesars Entertainment Corporation, a provider of branded casino entertainment, and as a director (since 2013) and a member of the compensation committee of American Airlines Group, Inc. He also serves as Chairman of the Board of A-Mark Precious Metals, Inc. (where he has been a director since 2013), a full service precious metals trading company and an official distributor for many government mints throughout the world. Within the last five years, Mr. Benjamin was a director of Virgin Media Inc. and Spectrum Group International, Inc. (both publicly-held companies). Mr. Benjamin holds a Master of Science in Management from the Sloan School of Management at MIT, with a concentration in Finance, and has more than 25 years of investment banking and investment management experience.

Qualifications. Mr. Benjamin's 25 years of investment banking and investment management experience provides valuable perspective to our Board on a broad range of corporate finance and capital markets matters and growth strategies.

Timothy J.
Bernlohr

Age 56

Director since 2010

Independent

Lead Director

 Committees
     • Audit
     • C&G

Founder and Managing Member of TJB Management Consulting, LLC. Timothy J. Bernlohr is the founder and managing member of TJB Management Consulting, LLC, which specializes in providing project specific consulting services to businesses in transformation, including restructurings, interim executive management and strategic planning services. He founded the consultancy in 2005. Mr. Bernlohr is the former President and Chief Executive Officer of RBX Industries, Inc., which was a nationally recognized leader in the design, manufacture and marketing of rubber and plastic materials to the automotive, construction, and industrial markets. RBX® was sold to multiple buyers in 2004 and 2005. Prior to joining RBX® in 1997, Mr. Bernlohr spent 16 years in the International and Industry Products division of Armstrong World Industries, where he served in a variety of management positions. Mr. Bernlohr currently serves as a director (since 2006) and as a member of the audit and nominating & governance committees of Atlas Air Worldwide Holdings, Inc., a provider of air cargo and outsourced aircraft operating solutions, as a director (since 2011) and member of the compensation and nomination & governance committees of Rock Tenn Corporation, a manufacturer and marketer of corrugated packaging materials, and as a director (since June 2014) and chairman of the compensation committee of Overseas Shipping Group, Inc., an international and domestic shipper of crude oil and refined petroleum products (all publicly-held companies). Mr. Bernlohr is also chairman of Champion Home Builders, Inc., chairman of The Manischewitz Company, chairman of Contech Engineered Solutions, and director of Patriot Coal Corporation and other privately-held companies. Within the last five years, Mr. Bernlohr was a director of WCI Steel, Inc., Smurfit-Stone Container Corporation, Ambassadors International Inc., Cash Store Financial Services, Inc. and Aventine Renewable Energy Holdings, Inc. (all publicly-held companies). Mr. Bernlohr is a graduate of Pennsylvania State University.

Qualifications. Mr. Bernlohr's operating experience as a chief executive officer provides our Board with valuable perspective into operations and finance and his service as a director for other public company boards and committees provides our Board with important insights into matters relating to corporate governance, compensation and strategic initiatives.

2015 Proxy Statement

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Anna C.
Catalano

Age 55

Director since 2011

Independent

 Committees
     • C&G
     • EH&S

Former Group Vice President, Marketing, BP plc. ("BP"). Anna C. Catalano was Group Vice President, Marketing for BP from 2000 through 2003. Prior to that she held various executive positions in BP and Amoco, including Group Vice President, Emerging Markets at BP, Senior Vice President, Sales and Operations at Amoco and President of Amoco Orient Oil Company. In addition to frequently speaking on strategic marketing and global branding, Ms. Catalano is a leader on the mentoring and advancement of women in business and in recognition of her efforts she was recognized by Fortune Magazine in 2001 as being among "The Most Powerful Women in International Business." Ms. Catalano serves as a director (since 2010), as chair of the corporate governance committee and as a member of the compensation committee of Mead Johnson Nutrition Company, a global leader in pediatric nutrition; as a director (since 2006), and as a member of the compensation & corporate governance and nominating committees of Willis Group Holdings PLC, a provider of insurance brokerage, reinsurance and risk management consulting services; and as a director and member of the compensation committee of Kraton Performance Polymers, a global leader of specialty polymers (all publicly-held companies). Ms. Catalano also serves on the National Board of the Alzheimer's Association, and as an advisory board member of the Kellogg Innovation Network of Northwestern University. Ms. Catalano formerly served on the boards of SSL International plc, Hercules Incorporated and Aviva plc. Ms. Catalano holds a BS degree in Business Administration from the University of Illinois, Champaign-Urbana.

Qualifications. Ms. Catalano brings to the Board significant experience in international business operations with a focus in marketing.

James W.
Crownover

Age 71

Director since 2005

Independent

 Committees
     • C&G
     • EH&S (Chair)

Former director of McKinsey & Company. James W. Crownover retired in 1998 as a director of McKinsey & Company, a global management consulting firm. During his 30 year career with McKinsey, Mr. Crownover served as director, as head of its southwest practice and as co-head of its worldwide energy practice working with clients in Asia, Europe, Latin America and the U.S. His practice focused on business strategy, operations and organizational structure. Mr. Crownover has served on the board of Republic Services, Inc., a leading provider of solid waste collection, transfer, recycling and disposal services, since 2008 and currently is Chairman of the Board. He previously served as a director, as a member of the audit committee and as chairman of the governance committee of Allied Waste Industries, which merged into Republic Services, and as chairman of the audit and pension committees of Unocal Corporation, an energy exploration and production company. Mr. Crownover also serves as a director, as chairman of the compensation committee, and as a member of the nominating and corporate governance committee of FTI Consulting, Inc. (since 2006), a global business advisory firm. He serves as a director, as chairman of the governance committee, and as a member of the compensation committee of Weingarten Realty Investors (since 2001), an owner, manager and operator of commercial real estate. Mr. Crownover served as a director of Great Lakes (prior to the merger of Great Lakes and Chemtura) from 2002 to 2005, including as presiding director. Mr. Crownover is currently a director of the M.D. Anderson Foundation and the Houston Grand Opera. In 1966, Mr. Crownover received his BS cum laude in chemical engineering from Rice University. He also received an MBA in 1968 from Stanford Business School.

Qualifications. Mr. Crownover's experience over a 30-year career with McKinsey & Company brings to our Board significant expertise in domestic and international operations and business strategy.

Chemtura Corporation

2015 Proxy Statement  |  7

Robert A.
Dover

Age 69

Director since 2011

Independent

 Committees
     • Audit
     • EH&S

Former Chairman and CEO of Jaguar Land Rover and Vice President of Ford Motor Company. Robert A. Dover joined the automotive industry in 1968 and, over his extensive career, has held senior positions with British Leyland, Land Rover, Jaguar Cars and Massey Ferguson, culminating with his service from 2000 to 2004 as Chairman and CEO of Jaguar Land Rover Limited (currently a unit of Tata Motors). While in these roles, Mr. Dover was responsible for the Jaguar XK8 sports car program and oversaw the Land Rover Discovery project. Since 2004, Mr. Dover has been engaged as an independent consultant to UK and international businesses and involved in a number of not-for-profit initiatives and board assignments. He currently serves as chairman and (since 2004) a director of SinterCast, a publicly-held Sweden-based corporation which provides on-line process control technology to the cast iron/foundry industry, and Autoscan Ltd., a privately held UK-based third party consultant business. From 2009 to January 2012, he also served as a director and on the compensation & benefits committee of Hayes Lemmerz International, a manufacturer of automotive and commercial highway products. Mr. Dover is a director of the Jaguar Daimler Heritage Trust and Chairman of the British Motor Industry Heritage Trust. He holds a degree in mechanical engineering from the University of Manchester and acts as Visiting Professor of Engineering at Coventry University and Industrial Professor of Manufacturing at Warwick University.

Qualifications. Mr. Dover's background in engineering and product development within capital intensive ventures provides our Board with important insights into production and manufacturing strategies applicable to our businesses, and his extensive experience as a leader of global enterprises is of substantial value in addressing issues we confront as a global company.

Jonathan F.
Foster

Age 54

Director since 2010

Independent

 Committees
     • C&G
     • EH&S

Managing Director of Current Capital LLC. Jonathan F. Foster is a Managing Director of Current Capital LLC., a private equity investing and management services firm. He currently serves as a director (since 2009) and as chairman of the audit committee of Masonite Inc., as a director (since 2009) and as a member of the audit and chairman of the nominating & governance committees of Lear Corporation and a director (since April 2014) and member of the compensation committee of Berry Plastics. From 2010 to 2011, Mr. Foster was a director and a member of the compensation and finance committees of Smurfit-Stone Container Corporation. From 2007 to 2008, Mr. Foster was Managing Director and Co-Head of Diversified Industrials & Services at Wachovia Securities. From 2005 through 2007, he was Executive Vice President of Finance and Business Development at Revolution Living, one of three business groups in the Revolution family of companies founded by Steve Case, co-founder of AOL. Previously, from 2002 through 2004, Mr. Foster served as a Managing Director of The Cypress Group, a private equity investment firm, where he led the industrial and services group. He was also with Lazard, primarily in mergers and acquisitions, for over ten years, including as a Managing Director.

Qualifications. Mr. Foster's experience in private equity, investment banking and mergers and acquisitions provides our Board with valuable guidance with respect to a broad range of strategic, operational and growth strategies.

2015 Proxy Statement

8  |  Chemtura Corporation

Craig A.
Rogerson

Age 58

Director since 2008

 Chairman,
President & CEO

Chairman, President and Chief Executive Officer, Chemtura Corporation. Craig A. Rogerson has served as Chemtura's Chairman, President and Chief Executive Officer since December 2008. Mr. Rogerson had previously served as President, CEO and director of Hercules, Incorporated until its acquisition by Ashland, Incorporated in November, 2008. Mr. Rogerson joined Hercules in 1979 in the firm's Water Management Chemicals Division. In April 1997 he left Hercules to join Wacker Silicones Corporation where he served as President and CEO. In May 2000 Mr. Rogerson rejoined Hercules as vice president business operations of their BetzDearborn Division, eventually being named vice president and general manager of that division in August 2000. Prior to being named CEO of Hercules in December 2003, Mr. Rogerson held a variety of senior management positions with the company including president of the FiberVisions and Pinova Divisions, vice president-global procurement and COO. Mr. Rogerson serves on the boards of directors of PPL Corporation, the Society of Chemical Industry and the American Chemistry Council. He also serves on the Advisory Board of Michigan State University's Chemical Engineering and Material Science school. Mr. Rogerson previously served on the boards of First State Innovation and the Delaware Business Roundtable.

Qualifications. Mr. Rogerson's prior service as President and Chief Executive Officer of a specialty chemicals company and his day-to-day leadership as Chief Executive Officer of Chemtura, provide him with intimate knowledge of our operations and provide the Board with unique insights into our opportunities and challenges.

John K.
Wulff

Age 66

Director since 2010

Independent

 Committees
     • Audit (Chair)
     • EH&S

Retired Chairman of Hercules Inc. John K. Wulff is the former Chairman of Hercules Inc., a manufacturer of specialty chemical products, a position he held from July 2003 until Ashland, Inc.'s acquisition of Hercules in November 2008. Prior to that time, he served as a member of the Financial Accounting Standards Board from 2001 to 2003. Mr. Wulff was previously Chief Financial Officer of Union Carbide Corporation ("Union Carbide") from 1995 to 2001. During his 14 years at Union Carbide, a manufacturer of chemicals and polymers, he also served as Vice President and Principal Accounting Officer from 1989 to 1995, and as Controller from 1987 to 1989. Mr. Wulff was also a partner of KPMG and predecessor firms from 1977 to 1987. He currently serves as a director (since 2004), as chairman of the governance & compensation committee, and as a member of the audit and MIS committees of Moody's Corporation. He is also a director (since 2006) and member of the audit and nominating & corporate governance committees of Celanese Corporation, a global manufacturer of industrial chemicals. Mr. Wulff previously served as a director of Sunoco, Inc. from 2004 to 2012.

Qualifications. Mr. Wulff's leadership and experience in the chemical industry, combined with finance and accounting expertise from serving in executive accounting and finance positions, provides the Board with broad chemical industry experience and finance and accounting expertise.

The Board of Directors unanimously recommends a vote for each of the above nominees for election as director.

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Corporate Governance and Ethics

Chemtura is firmly committed to the values of good corporate governance and high ethical standards. The Board believes that these values are critically important in achieving business success and fulfilling the Board's responsibilities to our stakeholders. We reevaluate our policies on an ongoing basis to ensure they reflect these values and effectively meet our Company's needs. Listed below are some of the significant corporate governance and ethics practices and policies we have adopted.

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Code of Business Conduct. We have adopted a written code of ethics, or "code of business conduct," applicable to all our directors, officers and employees. We intend to disclose any waivers of, or amendments to, the code of business conduct on our website.

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Lead Director. Our Bylaws establish the role of an independent lead director who is elected by the independent directors.

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Executive Sessions. Our Board and committees meet regularly in executive sessions without the presence of management, including our Chairman.

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Majority Voting for Directors. We apply a majority vote standard in uncontested elections of directors.

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Related Person Transactions Policy. Our Audit Committee is responsible for approving or ratifying significant transactions involving our Company and related persons and determining that the transaction is on terms no less favorable in the aggregate than those generally available to an unaffiliated party under similar circumstances.

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Encouraging Communications with the Board. The Board has established a process whereby shareholders or other interested parties may communicate with the Board on concerns related to accounting, internal controls, auditing matters, corporate governance, environmental, health or safety issues or any other significant legal or ethical issues at Chemtura.

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A Robust Policy Governing Trading by Corporate Insiders. Under this policy, as revised in June 2014, covered persons are prohibited from engaging in short-sales, buying or selling publicly traded options, engaging in hedging transactions, holding margin accounts or otherwise pledging securities, and – with narrow exceptions – placing standing or limit orders.

Additional information is provided below regarding these and certain other key corporate governance and ethics policies that we believe enable us to manage our business in accordance with the highest standards of business practices and in the best interest of our shareholders. The code of business conduct, our related persons transactions policy, the charters of each of our Board committees and our Corporate Governance Principles may be viewed on our website at www.chemtura.com. Note that information on our website does not constitute part of this Proxy Statement. You may also obtain a copy of any of these documents without charge by writing to: Chemtura Corporation, 199 Benson Road, Middlebury, CT 06749, Attention: Corporate Secretary.

Board Responsibilities, Composition and Independence

Our business and affairs are managed under the direction of the Board of Directors. Our Board has eight members. It is the intent of our Board that a substantial majority of its members should meet the director independence requirements of the NYSE listing standards. The Board has affirmatively determined that all current directors (other than Mr. Rogerson) are independent based on the following standards:

■
no entity of which a director is an employee in any position or any immediate family member is an executive officer, made payments to, or received payments from, Chemtura and its subsidiaries in any of the 2014, 2013, or 2012 fiscal years in excess of the greater of $1,000,000 or two percent of that entity's annual consolidated gross revenues;

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no director, or any immediate family member employed as an executive officer of Chemtura or its subsidiaries, received in any twelve-month period within the last three years more than $120,000 per year in direct compensation from Chemtura or its subsidiaries, other than director and committee fees and

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  pension or other forms of deferred compensation for prior service not contingent in any way on continued service;

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Chemtura did not employ a director in any position, or any immediate family member as an executive officer, during the past three years;

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no director is a current partner or employee of a firm that is Chemtura's internal or external auditor (the "Auditor"); no immediate family member of a director is a current partner of the Auditor or an employee of the Auditor who personally worked on our audit; and no director or immediate family member of a director was during the past three years a partner or employee of the Auditor and personally worked on our audit within that time;

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no director or immediate family member served as an executive officer of another company during the past three years at the same time as a current executive officer of Chemtura served on the compensation committee of such company; and

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no other material relationship exists between any director and Chemtura or our subsidiaries.

The Board held 14 meetings and its committees held 22 meetings during 2014. All incumbent directors attended at least 75% of the total number of meetings held by the Board and by the committees on which they served. It is our policy that all directors are expected to attend our annual meeting of shareholders. Our 2014 Annual Meeting was held on May 8, 2014 and was attended by all then current directors. Under our Corporate Governance Principles, directors must volunteer to resign from the Board effective at the annual meeting of shareholders following the year of their seventy-second birthday. The Chairman of the Board, with the approval of the Board, may elect to accept or reject such resignation.

Board Leadership Structure

General. The Board has determined that the appropriate leadership structure for the Board at this time is for Mr. Rogerson, our President and Chief Executive Officer, to serve as Chairman of the Board. The Board has selected a lead director, currently, Mr. Bernlohr, to provide independent leadership. Our lead director is elected by a majority of the independent directors upon a recommendation from the Compensation & Governance Committee. Our lead director presides over executive sessions of the non-employee directors following every Board meeting and advises the Chairman, in consultation with the other independent directors, as to Board schedules and agendas. Executive sessions are not attended by management, unless the lead director expressly requests their presence. The Board has also determined that our lead director will be available to consult with shareholders and call meetings of the independent directors when appropriate.

The independent directors believe that our Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with our business and industry and most capable of identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside Chemtura while the Chief Executive Officer brings industry and Company-specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer provides the appropriate balance between strategy development and execution and independent oversight of management by the Board, promotes unified leadership and direction for the Board and management and allows for a single, clear focus for the chain of command to execute our strategic initiatives and business plans.

Lead Director. Mr. Bernlohr, who serves as a member of the Audit Committee and the Compensation & Governance Committee, was selected by the Board and has served as lead director since November 2010. The lead director's responsibilities include:

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presiding at executive sessions of the Board;

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consulting with the Chairman and other members of management on Board and committee agendas;

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advising the Chairman with respect to consultants who may report directly to the Board; and

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serving as liaison between the independent directors and management.

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Executive Sessions. Executive sessions, which are meetings of the non-employee members of the Board, are regularly scheduled throughout the year. Non-employee directors meet by themselves, without management or employee-directors present, at regularly scheduled in-person Board meetings, meetings of the committees of the Board and telephonic meetings, as appropriate.

Board and Committee Evaluations. Under our Corporate Governance Principles and committee charters, the Board and the committees of the Board evaluate and discuss their respective performance and effectiveness on an annual basis. These evaluations cover a wide range of topics including the fulfillment of the Board and committee responsibilities identified in our Corporate Governance Principles and committee charters.

Oversight of Risk Management

General. We are exposed to a number of risks including, among others, financial, strategic and operational risks and risks relating to regulatory and legal matters. The Board has an active role, as a whole and also at the committee level, in overseeing our risk management process and in assessing the most significant risks facing Chemtura. Specific Board committees are responsible for overseeing specific types of risks. The chairs of each of our Board committees report to the Board on what transpired at any committee meetings, unless all directors have had the opportunity to attend those committee meetings.

Under our policies, the leaders of each of our businesses and functions are responsible for identifying risks that could affect achievement of business goals and strategies, assessing the likelihood and potential impact of significant risks, prioritizing risks and actions to be taken in response, and regularly reporting to the CEO on actions to monitor and manage significant risks in order to remain within our range of risk tolerance. In the course of reviewing business plans and projects, management regularly identifies and reviews the attendant risks with the Board and the steps that have or will be taken to address them. Management periodically reports to the Board on its risk assessment and status of its action plans identified to mitigate risk. These reviews occur periodically at regularly scheduled and special meetings of the Board. As described in the table below, each of the Board committees is responsible for oversight of risk management practices for categories of risks relevant to their respective function.

Board/ Committee	Primary Areas of Risk Oversight

Full Board
Risk management process and structure, strategic risks associated with business plans, and other significant risks such as major litigation, business development risks, succession planning and Chemtura's overall policies and practices for enterprise risk management.

Audit Committee
Major financial risk exposures; significant operational, compliance, reputational and strategic risks; risks related to the subject matters described in its charter, including risks relating to liquidity, credit, internal controls, disclosure, financial reporting, finance transactions, defined benefit and defined contribution pension plans, related-person transactions, and certain other legal and regulatory matters. The Audit Committee reviews reports from the Chemtura Resource Line, our anonymous hotline that employees can use to report suspected violations of our code of business conduct. It regularly meets in executive session with our Head of Internal Audit and our independent registered public accounting firm, without management present, to discuss if there are areas of concern of which the Committee and the full Board should be aware. It reviews our key insurance programs designed to manage first party and third party risk, and it is responsible for approving or disapproving related-person transactions under policies adopted by the Board.
Compensation & Governance Committee
Risks related to executive recruitment, assessment, development, retention and succession policies and programs; risks associated with compensation policies and practices, including incentive compensation; risks related to corporate governance, leadership structure, effectiveness of the Board and the committees for oversight of Chemtura, review of director candidates and director compensation, conflicts of interest and review of director independence.

Environmental, Health & Safety Committee	Risks relating to environmental, health, safety, security and related regulatory matters, including the regulation of products.

We believe the division of risk management oversight responsibilities described above is an effective approach for addressing the risks facing Chemtura.

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Compensation and Risk. We believe our performance-based compensation and equity programs create appropriate incentives to increase long-term shareholder value. Our compensation programs have been designed with key features and administered in a manner that discourages undue risk-taking by employees. These features include:

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limits on annual short-term incentive and long-term performance awards, thereby defining and capping potential payouts;

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the application of annual short-term incentive metrics that align employees with the balanced objectives of increasing earnings and improving cash flow through working capital management;

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use of long-term incentive vehicles – restricted stock units ("RSUs"), performance shares and (prior to 2014) stock options – that vest over a number of years, thereby providing strong incentives for sustained operational and financial performance;

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the ability to clawback performance-based gains from executive officers and other program participants resulting from financial results for periods after January 1, 2013 that are subsequently restated due to material noncompliance with any financial reporting requirement; and

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Compensation & Governance Committee exclusive discretion to adjust payouts under both the annual short-term and long-term performance plans to better reflect the core operating performance and strategic targets of Chemtura and its businesses.

As such, we believe that our compensation policies and programs for all of our employees do not create risks that are reasonably likely to have a material adverse effect on Chemtura.

Committees of the Board of Directors

The Board has established three standing committees to assist in the administration of its responsibilities: an Audit Committee, a Compensation & Governance Committee and an Environmental, Health & Safety Committee. The Board may establish other special or standing committees from time to time. Members of the committees serve at the discretion of the Board. Each of our three standing committees operates under a written charter adopted by the Board and annually reviews and assesses the adequacy of that charter. These charters were most recently reviewed and revised in February 2014. Each committee member is independent within the meaning of SEC regulations and under NYSE listing standards and otherwise qualifies under the applicable committee charters.

The following table reflects membership of the committees of the Board during 2014 and through the date of this Proxy Statement:

Director	Audit Committee	Compensation & Governance Committee	Environmental, Health & Safety Committee

Jeffrey Benjamin	Member	Chair
Timothy Bernlohr (Lead Director)	Member	Member
Anna Catalano		Member	Member
James Crownover		Member	Chair
Robert Dover	Member		Member
Jonathan Foster		Member	Member
John Wulff	Chair		Member

Committee meetings held during 2014	10	7	5

Audit Committee. Under its charter, the Audit Committee is responsible for, among other things, overseeing the integrity of our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee meets periodically with management to review our risk assessment and risk management policies and material financial risk exposures, including key insurance programs designed to manage first party and third party risk, and with the independent registered public accounting firm to review the scope of the annual audit; provides general oversight with respect to the adequacy and effectiveness of our internal administrative business process and information systems controls, and accounting principles

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employed in our financial reporting; oversees capital structure and financing activities; and reviews our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K prior to filing with the SEC. The Audit Committee also selects the independent registered public accounting firm after discussion with the Board; evaluates the independent registered public accounting firm's qualifications, independence and performance; approves all audit and permitted non-audit services provided by the independent registered public accounting firm; and reviews and approves the fees of the independent registered public accounting firm. The Audit Committee reviews earnings press releases, financial information and earnings guidance provided to rating agencies; establishes procedures for handling complaints about accounting and auditing matters and suspected violations of our code of business conduct; periodically reviews our code of business conduct and approves any revisions to it; and approves or disapproves related-person transactions under policies established by the Board. It also oversees financial and accounting matters involving the defined benefit and defined contribution pension plans of the Company and appoints members and monitors the activities of the Employee Investment Committee (the "EIC") which is responsible for investment of plan assets.

All members of our Audit Committee meet the financial literacy requirements of the NYSE listing standards and at least one member has accounting or related financial management expertise as required by the NYSE. In addition, the Board has determined that John K. Wulff, the chairman of the Audit Committee, qualifies as an "audit committee financial expert" within the meaning of SEC regulations.

Compensation & Governance Committee. Under its charter, the Compensation & Governance Committee is responsible for, among other things, the administration of our executive officer compensation plans, including approval of the level of compensation for our executive officers and the review and approval of deferred compensation plans, long-term and short-term incentive programs, equity plans and equity ownership guidelines for our executive officers and directors. This Committee reviews and approves the corporate goals and objectives relative to the Chief Executive Officer's compensation, evaluates the Chief Executive Officer's performance against those goals and sets the Chief Executive Officer's compensation based on this evaluation. The Committee has responsibility for overseeing the Company's organization and talent development program, reviewing succession planning strategies for key members of management, advising the full Board on CEO succession planning and overseeing the Company's benefit plans (other than those financial and accounting matters within the purview of the Audit Committee). The Committee has sole authority to engage consultants on matters of executive compensation. Further, the Committee is responsible for corporate governance and organizational matters, including: advising the Board with respect to the organization, size and composition of the Board and its committees; identifying and recommending to the Board qualified candidates for election or appointment to the Board; reviewing and recommending changes to our Corporate Governance Principles; evaluating Board performance; reviewing our policies and programs that relate to corporate governance matters; and reviewing and determining Board compensation. It also appoints members and monitors the activities of the Employee Benefits Committee (the "EBC") which has administrative responsibility over Company employee benefit plans.

Environmental, Health & Safety Committee. Under its charter, the Environmental, Health & Safety Committee provides, among other things, guidance to and oversight of management with respect to environmental, health, safety, security and related regulatory matters, including the review of our safety, health and environmental performance, policies, standards, procedures, management systems and strategic plans, as well as product regulation. This Committee also recommends actions and policies that will enable us to achieve a high level of safety, health and environmental performance compared with our peers in the chemical industry.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation & Governance Committee was at any time during 2014 employed as an employee or officer of Chemtura or had any relationship with Chemtura requiring disclosure as a related-person transaction. In addition, no executive officer of Chemtura has served on the board of directors or compensation committee of any other entity that has one or more executive officers who served as a member of our Board or Compensation & Governance Committee during 2014.

Communications with the Board of Directors

The Board has established a process whereby shareholders and other interested parties can send communications to one or more directors. To contact directors, you may call one of the following numbers:

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1.800.729.1514 if calling from inside the United States or Canada;

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if calling from outside the U.S. or Canada, use the AT&T Direct Access Operator in the country you are calling from: http://www.business.att.com/bt/tollfree.jsp; or

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if you do not have Internet access and are calling from outside the U.S. or Canada, you may call 704-501-2359 and with operator assistance, reverse the telephone charge for the call.

You may also contact one or more directors by writing to the following address: CCI, Attn: Chemtura Board of Directors, P.O. Box 561915, Charlotte, NC 28256. Communications may also be directed by email to ethics@chemtura.com, to the attention of one or more directors. In accordance with instructions provided by our Audit Committee, your call, report, letter or email will be distributed as applicable to our Chief Executive Officer, General Counsel, Chief Financial Officer, and Associate General Counsel, Ethics and Compliance, who will review the correspondence before forwarding it directly to the directors to whom you wish to communicate.

All such reports or correspondence will be forwarded as described above unless they are of a trivial nature or otherwise not related to accounting, internal controls, auditing matters, corporate governance, environmental, health or safety issues or any other significant legal or ethics issues at Chemtura. However, a report will be made to the Audit Committee of all call reports or correspondence to the Board of Directors, and all such reports and correspondence are available to all directors and are preserved in accordance with our corporate records management and retention policy. This process is also described in the Investors – Corporate Governance and Ethics section of our website at www.chemtura.com.

Certain Legal Proceedings

As a result of our filing voluntary petitions under Chapter 11 of the Bankruptcy Code on March 18, 2009, Craig Rogerson, Stephen Forsyth, Chet Cross, Billie Flaherty and Alan Swiech, our named executive officers, served as executive officers of a company that filed a petition under the federal bankruptcy laws within the last 10 years.

Director Compensation

Compensation Program. The annual compensation package for non-employee members of the Board is designed to attract and retain highly-qualified, independent professionals to represent our shareholders and to ensure alignment with their interests. This compensation package is reviewed periodically (generally, every second year) by the Compensation & Governance Committee, which examines information on the compensation of directors at companies in its then current compensation peer group (as described on page 22) and determines what, if any, adjustments are appropriate. The components of the director pay program for fiscal 2014 were as follows:

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Annual Cash Retainer. Each non-employee director received an annual cash retainer of $82,000. The lead director received an additional cash retainer of $30,000 and each member of the Audit Committee received an additional $7,500. In addition, the chairs of the Audit, Compensation & Governance and Environmental, Health & Safety Committees received additional annual cash retainers of $18,000, $12,000, and $8,000, respectively. These amounts were subject to pro-ration had there been any changes in committee membership or roles during the course of the year.

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Annual Equity Grant. Each non-employee director received an annual grant of common stock under the 2010 Long-Term Incentive Plan (the "LTIP") valued at $90,000. Under this program, on March 1, 2014 each then current non-employee director received 3,636 shares, based on the grant date closing price of $24.75 per share.

Directors do not receive fees for attendance in person or by telephone at Board or committee meetings. Each director is reimbursed for costs incurred in connection with attendance at Board and committee meetings. Chemtura does not provide pension benefits for non-employee directors. Directors who are our employees do not receive additional compensation for Board participation.

For fiscal 2015, non-employee directors continue to receive cash retainers as described above. The value of the annual grant of common stock was increased from $90,000 to $100,000 and, on March 1, 2015, each non-employee director received 3,809 shares, based on the grant date closing price of $26.25 per share.

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Directors Deferral Plan. Under the Amended and Restated Chemtura Corporation Non-Employee Directors Deferral Plan (the "Directors Deferral Plan"), approved for grants in 2012 and subsequent years, non-employee directors may elect to defer both cash retainer fees and settlement of stock-based awards until separation from service, a specified distribution date or the earlier or later of those two dates. Any unpaid amounts will be paid to a director upon certain events, including death, disability, or a change in control of Chemtura. All deferrals by non-employee directors under the Directors Deferral Plan, its predecessor deferral plans or the LTIP are intended to comply with the requirements of Section 409A of the Internal Revenue Code.

For 2014, Mr. Crownover elected to defer the delivery of his annual equity grant until January 1, 2017. No non-employee director elected to defer cash fees in 2014. For 2015, Mr. Foster elected to defer delivery of his annual equity grant until January 1, 2017.

2014 Director Compensation Table. The following table presents information regarding the compensation paid to non-employee directors for services rendered in 2014.

Director	Fees Earned or Paid in Cash ($)	Common Stock ($)(1)		Total ($)

Jeffrey Benjamin	101,500	90,000		191,500
Timothy Bernlohr	119,500	90,000		209,500
Anna Catalano	82,000	90,000		172,000
James Crownover	90,000	90,000	(2)	180,000
Robert Dover	89,500	90,000		179,500
Jonathan Foster	82,000	90,000		172,000
John Wulff	107,500	90,000		197,500

(1)
In accordance with SEC rules, we calculated the amounts shown in this column to reflect the aggregate grant date fair value in accordance with Accounting Standards Codification Topic 718, Compensation – Stock Compensation ("ASC 718"). The number of shares of common stock held by each of our directors is shown under Stock Ownership Information – Security Ownership of Management on page 44.

(2)
Mr. Crownover elected to defer the delivery of his shares until January 1, 2017.

Undelivered Common Stock of Non-Employee Directors. The following table presents the number of shares of common stock for which delivery has been deferred by non-employee directors at December 31, 2014 under the LTIP, Directors Deferral Plan, or predecessor deferral plans. No unvested restricted stock units ("RSUs") or vested or unvested stock options were held by non-employee directors on that date.

Director	Common Stock with Deferred Delivery (#)	Common Stock Deferred Delivery Date

Jeffrey Benjamin	-
Timothy Bernlohr	-
Anna Catalano	-
James Crownover	8,389	Separation from Service (4,753) and January 1, 2017 (3,636)
Robert Dover	-
Jonathan Foster	22,881	Separation from Service (12,639), January 1, 2015 (5,852) and January 1, 2016 (4,390)
John Wulff	24,105	Separation from Service (5,852) and one year after Separation from Service (18,253)

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Non-Employee Director Stock Ownership Guidelines

Under guidelines approved by the Compensation & Governance Committee, non-employee directors are subject to a stock ownership requirement of five times the base annual cash retainer for Board service. This guideline level, which was approved by the Committee on October 14, 2014, reflects an increase from the prior guideline level of four times the base annual cash retainer. Directors have five years from adoption of the guidelines (December 2011) or the date they join the Board to achieve the ownership requirement. Currently, all non-employee directors have met the guideline amount. If the annual cash retainer increases, directors will have five years from the time of the increase to acquire any additional shares needed to meet the guidelines.

Once achieved, ownership of the minimum requirement must be maintained for as long as the director is subject to the guidelines, though a failure to maintain the requisite ownership due to fluctuations in the value of Chemtura stock will not by itself violate the guidelines. In calculating a director's ownership, restricted stock, deferred stock and positions for which beneficial ownership (as defined under Section 16 of the Securities Exchange Act of 1934, as amended, i.e. the "34 Act") would be attributed will be included, but stock options and unvested/unearned performance shares will not count towards the minimum ownership requirement. The value of a director's position is based on a rolling 13-month average of market prices. With limited exceptions, directors will generally be prohibited from selling shares if they would not meet the ownership requirement after sale.

Related-Person Transactions

The Board has adopted a written policy regarding the review, approval or ratification of transactions involving certain persons that SEC regulations require to be disclosed in proxy statements, which are commonly referred to as "related person transactions." A "related person," as defined under our policy and applicable SEC regulations, includes our directors, executive officers, any nominee for director, a 5% beneficial owner of our common stock, and each of their immediate family members. Under the written policy, our Audit Committee is responsible for reviewing, approving or ratifying any related person transactions after considering all material facts and circumstances. The Audit Committee will approve or ratify a transaction only if it determines that the transaction is on terms no less favorable in the aggregate than those generally available to an unaffiliated third party under similar circumstances. There were no related-person transactions in 2014.

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Compensation & Governance Committee Report

The Compensation & Governance Committee has reviewed and discussed with management the Compensation Discussion and Analysis (the "CD&A") disclosure contained in this Proxy Statement. The Compensation & Governance Committee recommended to the Board of Directors that the CD&A be included in this Proxy Statement.

The Compensation & Governance Committee of the Board of Directors
Jeffrey D. Benjamin, Chair Timothy J. Bernlohr Anna C. Catalano James W. Crownover Jonathan F. Foster

The report of the Compensation & Governance Committee will not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the same by reference.

Compensation Discussion and Analysis

The following discussion and analysis of compensation arrangements of our named executive officers (including our Chief Executive Officer, Chief Financial Officer and other executive officers appearing in the Summary Compensation Table) should be read together with the compensation tables and related disclosures set forth below.

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Executive Summary

This Compensation Discussion and Analysis ("CD&A") describes Chemtura's executive compensation program, outlines the core principles behind that program, and reviews actions taken by the Compensation & Governance Committee (sometimes also referred to as the "Committee") concerning the 2014 compensation of the executive officers named in the Summary Compensation Table on page 34 (the "named executive officers"). These named executive officers were as follows:

Named Officer	Title	Age at 3/31/15

Craig Rogerson	Chairman, President and CEO	58
Stephen Forsyth	EVP and Chief Financial Officer	59
Chet Cross	EVP, Supply Chain and Operations	56
Billie Flaherty	EVP, General Counsel and Secretary	57
Alan Swiech	EVP, Organometallics Specialties & Support Services	56

The Committee's fundamental objectives are to provide the named executive officers with market-competitive compensation opportunities tied to measurable financial performance and strategic accomplishments and to align these performance criteria directly with shareholder interests. In furtherance of these objectives, it has set and annually reviews base salary for each named executive officer. Additionally, it has established a short-term cash incentive plan and a long-term equity incentive plan providing the named executive officers with variable compensation opportunities based on key measures tying pay to performance.

While there were major achievements over the course of 2014 in consolidating and restructuring the Company, portfolio management, reducing stranded costs and fixed expenses and enhancing our balance sheet to position us for future success, the Company's Consolidated Operating Income and Consolidated Abbreviated Free Cash Flow results did not meet the threshold targets established in our Management Incentive Plan ("MIP"). Accordingly, no MIP bonus was payable to our CEO and MIP bonuses were payable to our other named executive officers solely based on the strategic and individual performance component of the MIP. We believe that this responsiveness of short-term cash incentives to financial results falling below established benchmarks evidences the strong pay-for-performance culture we have established within the Company and reflected in our compensation program, and offers strong support for our executive compensation program as now constituted.

We also note that, at the 2014 Annual Meeting, shareholders overwhelmingly approved the design and oversight of our executive compensation program with a 96.3% favorable vote.

Key Corporate Initiatives during 2014

During 2014, we finalized our transformation aligning our portfolio businesses with our stated long-term strategic and financial performance criteria. Through these portfolio actions, Chemtura will be a smaller company in 2015. These actions, however, are expected to progressively improve our operating margins through a portfolio of strongly differentiated industrial specialty chemical product lines that are positioned to exploit secular industry growth trends in all regions of the globe. Among the many accomplishments in 2014 were:

Portfolio Management and Other Corporate Initiatives

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In the first quarter of 2014, we implemented a program to eliminate the stranded costs that resulted from the December 31, 2013 sale of our former Consumer Products business.

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During 2014, we took additional restructuring actions to consolidate our Industrials business organizational structure to streamline their activities and gain efficiencies and cost savings. These actions included the progressive implementation of a lean manufacturing operational model, initiatives to reduce the cost of the raw materials and supplies that we procure and streamlining of the SG&A of our businesses.

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This cost reduction plan is projected to result in $62 million in annual cost reductions — $50 million in manufacturing costs and $12 million in SG&A expenses.

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In November 2014, we sold our Chemtura AgroSolutions business to Platform Specialty Products Corporation ("Platform") for approximately $1 billion, consisting of $950 million in cash and 2 million shares of Platform's common stock.

Share Repurchases

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During 2014, we spent $618 million to repurchase 25.8 million shares of our common stock, including 12.5 million shares acquired in a successful modified Dutch tender auction.

Debt Repayments

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In January 2014, we repaid $110 million of our senior secured term loan facility due 2016 (the "Term Loan") with proceeds from the sale of our Consumer Products business. In November 2014, we repaid an additional $126 million of our Term Loan from the net after-tax proceeds from the sale of our Chemtura AgroSolutions business.

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In December 2014, we purchased the remaining notes under our 7.875% senior notes due 2018 (the "2018 Senior Notes") from the net after-tax proceeds from the sale of our Chemtura AgroSolutions business. This included $101 million in principal and a call premium of $4 million.

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In December 2014, we repaid $5 million of our secured credit facility from Agricultural Bank of China, Nantong Branch from the net after-tax proceeds from the sale of our Chemtura AgroSolutions business. In January 2015, we repaid a further $15 million of this facility.

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The debt repayments actions will result in a significant decline in interest expense in 2015 to a range of $30-$34 million compared to interest expense of $45 million in 2014.

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We settled certain terminated and vested pension obligations in the United States during the fourth quarter, thereby reducing our future pension benefit obligations by $52 million.

Key compensation actions for 2014

During 2014, the Committee made several key decisions and implemented policies to further align our executive compensation with our core principles and shareholder interests:

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The Committee revised the MIP for 2014 to incorporate strategic measures as a component of the performance metrics for the four named executive officers other than the CEO. These measures were designed to better incentivize management performance on key strategic objectives.

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The Committee adjusted the mix of equity awards granted under the LTIP from 30% stock options, 40% RSUs and 30% performance shares to a mix of 45% RSUs and 55% performance shares for the CEO and 50% RSUs and 50% performance shares for each other named executive officer. This shift was designed to provide a stronger link to long-term execution of our strategic plan and to stock outperformance relative to our peers, and to foster an ownership mindset.

Measures of total shareholder return. Chemtura may grant restricted stock units, performance shares or other equity awards under its LTIP. These long-term equity incentives correlate executive compensation opportunities with stock performance and total shareholder return, aligning key leadership to the interests of shareholders, We believe that long-term equity incentives should constitute an increasing portion of compensation for higher-level executives and should be a predominant portion of compensation for our CEO. Actual awards granted are determined based on an assessment of market compensation levels and individual executive performance.

We believe that our stock performance is an important factor for shareholders to consider in assessing our overall business performance. The cumulative total return of an investment in Chemtura stock ("total shareholder return") over the one- and three- year periods ending December 31, 2014, compared to returns of the S&P 500 and Dow Jones U.S. Chemical indices (DJUSCH), are shown in the following charts:

Total Shareholder Return - One year
(12/31/13 to 12/31/14)

Total Shareholder Return - Three years
(12/31/11 to 12/31/14)

Core Principles. We operate in a competitive and challenging industry. We believe that the executive compensation programs for our named executive officers should be designed in accordance with the following core principles:

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Pay-for-Performance: To ensure that the actual compensation realized by our named executive officers is directly linked to individual, business unit and Company-wide performance, our executive compensation programs are structured with a significant portion of variable or at-risk cash and equity compensation.

■
Alignment: Our executive compensation programs are designed to align the interests of the named executive officers with those of our shareholders both in the short-term and the long-term. The annual cash incentive program rewards executives for the achievement of specific financial performance goals and individual performance objectives on an annual basis. Our equity programs, combining time-based RSUs and performance shares, further align the interests of our named executive officers and shareholders in the creation of shareholder value over the long-term.

■
Market Competitiveness: A key to our future success is the ability to keep together a team of highly qualified executives who can provide the leadership necessary to execute our business strategy over the short term and the long term. Our executive compensation programs have been designed to offer market competitive compensation that would allow us to attract and retain a talented executive management team capable of meeting or exceeding our business objectives.

■
Avoid Encouraging Excessive Risk-taking: Compensation plans should not encourage or promote the taking of excessive risk that has the potential of negatively impacting Chemtura. The Committee regularly considers enterprise risk in the design of Chemtura's executive compensation programs and works to ensure that compensation programs represent best practices so as not to encourage excessive risk-taking. We also mitigate risk through our Clawback Policy. Several features of our compensation plan design that we believe reduce the potential for taking excessive risk are discussed in the section Compensation and Risk on page 13.

Compensation Governance Approach. The approach utilized by the Committee is a key feature that ensures that actual compensation and plan design are consistent with our core principles. The Committee's approach is a multi-step process based on:

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independent decision-making;

■
utilizing market data to appropriately target compensation levels;

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consideration of the median compensation levels of our peer group;

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following a consistent, rigorous goal setting process; and

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utilizing verification tools to ensure appropriate decisions are being made.

Best Practices. Other policies and provisions that are intended to support best practices in executive compensation include, among others:

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no excise tax gross-ups and no single trigger change-in-control equity vesting;

■
no executive perquisite allowance;

■
significant stock ownership guideline levels to reinforce the link between the interests of our named executive officers and those of our shareholders;

■
a robust policy governing trading by covered persons in company securities, revised in June 2014 to include additional restrictions on short sales, hedging, trading in public options, holding margin accounts or otherwise pledging securities and placing certain standing or limit orders;

■
a Clawback Policy under which the repayment of awards may be required in certain circumstances; and

■
a fully independent compensation committee advised by an independent compensation consultant that only provides services at the direction of such committee.

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Role of the Compensation & Governance Committee

The Committee is primarily responsible for overseeing the overall compensation structure, policies and programs for our executive officers. Our CEO annually reviews the performance of each of the other executive officers and recommends salary adjustments to the Committee for approval as well as annual cash incentive compensation and equity compensation applying specific performance metrics that have been previously approved by the Committee. Although the Committee considers the CEO's recommendations, it interacts with various members of senior management in the course of its duties and retains full discretion to set all compensation for executive officers including the CEO. Regarding the CEO, the Committee establishes and reviews the corporate goals and objectives relative to the CEO's compensation and sets the CEO's compensation based on an evaluation of the CEO's performance against the previously established corporate goals and objectives. The Committee is comprised entirely of independent directors as defined under NYSE listing standards; and each member of the Committee also qualifies as an "outside director" under section 162(m) of the Internal Revenue Code and as a "non-employee director" under Rule 16b-3 of the 1934 Act. Under its charter, the Committee has the discretion to retain outside legal, accounting and consulting services in discharging its duties.

How We Use Compensation Consultants

Since August 2013, the Committee has retained Hay Group, Inc. ("Hay Group") as a compensation consultant to advise the Committee on executive and Board compensation matters. The Committee has retained Hay Group based upon its expertise, independence, and industry experience. From time to time, the Committee and Chemtura have also retained the services of outside counsel to advise on compensation matters.

As compensation consultant, Hay Group reports directly to the Committee and did not provide additional services to Chemtura during 2014. The Committee has the sole authority to retain and dismiss the compensation consultant and to approve the compensation consultant's fees. Hay Group provides objective and independent advice and analysis to the Committee with respect to executive compensation. During 2014, the Committee met with the compensation consultant without management present in an executive session in all of the Committee's regularly scheduled meetings. The Committee relies on the compensation consultant to provide an annual review of executive and board compensation practices of companies in our peer group including a benchmarking analysis of base salary and short- and long-term incentive targets of the companies with which we compete for executive talent. In addition, the Committee may, from time-to-time, request advice from the compensation consultant concerning the design, communication and implementation of our incentive plans and other compensation programs.

The Committee has determined that the work of Hay Group did not raise any conflicts of interest in 2014. In making this assessment, the Committee considered the independence factors enumerated in Rule 10C-1(b) under the 1934 Act. No member of the Committee or any named executive officer has any affiliation with Hay Group.

The services provided by Hay Group to the Committee in 2014 included:

■
review of our compensation philosophy and the alignment of our executive and Board compensation practices with that philosophy;

■
review and revision, as appropriate, of the peer group used for benchmarking compensation levels;

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benchmarking and analysis of competitive compensation practices for executives and directors within our peer group and our industry;

■
review of the description of our compensation practices in proxy disclosures;

■
analysis of compensation rankings for our named executives as compared to the peer group; and

■
informing the Committee of market trends and current issues in executive and Board compensation.

In 2014, fees and expense reimbursements paid by Chemtura for services provided to the Committee by Hay Group totaled $126,012.

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Determination of Pay Levels

Pay levels for executives are based on the following factors:

■
roles and responsibilities within Chemtura;

■
experience and expertise;

■
compensation levels in the marketplace for similar positions; and

■
performance of the individual and Chemtura as a whole.

When reviewing marketplace compensation for our executive officers, the Committee considers publicly available information, such as the compensation disclosures in proxy statements from competitors as well as data from privately published compensation surveys focusing on other companies within the chemical industry and other relevant industries. Analyses are prepared jointly by us and our consultants. In 2014, to assist us in our compensation decisions, we prepared an analysis of executive compensation using proxy data from various published sources.

The Committee reviews the companies that comprise the peer group each year to consider whether the peer group remains appropriate. The companies in the peer group are identified based on industry (with an emphasis on chemical manufacturing companies), revenues, assets and market capitalization. After review by the compensation consultant and discussion with the Committee in December, 2013, four companies which had undergone consolidation and were no longer considered valid peers were removed from the peer group and four companies (Axiall Corp., Newmarket Corp., Schulman (A.) Inc., and Valhi Inc.) were added to the peer group for 2014. This review included a comparison of publicly reported financial metrics as of the most recent fiscal year end of each company (December 31, 2012 for Chemtura) and market capitalization information as of October 31, 2013. Based on that information, these peer group companies had revenues ranging from $1.7 billion to $4.1 billion (compared to $2.6 billion for Chemtura), total assets ranging from $1.1 billion to $6.0 billion (compared to $3.0 billion for Chemtura) and market capitalization ranging from $0.8 billion to $9.8 billion (compared to $2.3 billion for Chemtura).

The peer group that the Committee considered in making decisions relating to 2014 compensation to ensure that our total compensation is within a reasonably competitive range included the following 13 companies:

Albermarle Corp.	Axiall Corp.	Cabot Corp.	Cytec Industries Inc.	Ferro Corp.
FMC Corp.	Newmarket Corp.	Polyone Corp.	Rockwood Holdings Inc.	RPM International Inc.
Schulman (A.) Inc.	Valhi Inc.	Westlake Chemical Corp.

The Committee reviews the compensation practices of the companies in the peer group to design compensation programs to attract new executives in our highly competitive industry and to confirm proper levels of compensation for our named executive officers in order to incentivize and retain them. Although this compensation data, and in particular the median levels of compensation within our peer group, is considered by the Committee in determining executive compensation, it is not the only factor in making such compensation decisions. Other factors considered include an executive's experience, proficiency and sustained performance in his or her role. Moreover, the Committee does not adhere to strict formulas, benchmarking or its review of the compensation data described above to determine the mix of compensation elements. Instead, the Committee considers various factors in exercising its discretion to determine compensation.

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In evaluating the performance of the named executive officers with respect to compensation decisions in February through May, 2014, the Committee considered various aspects of performance, including those identified in the following table:

Executive Title	Performance Factors Considered by the Committee

Craig Rogerson Chairman, President and CEO	Continued strong performance in 2013 resulting in substantial Chemtura stock price appreciation. Completed the divestitures of two non-core businesses, our Antioxidants business in April 2013 and Consumer Products business in December 2013, for cumulative gross consideration of approximately $500 million. Ensured all stranded costs associated with these divestitures were eliminated. Announced the exploration of a potential sale of Chemtura AgroSolutions, which if consummated would position Chemtura as a pure-play industrial specialty chemical company well positioned to grow in targeted end markets.
Stephen Forsyth EVP and Chief Financial Officer	Strong performance refinancing our debt capital structure, significantly reducing annual interest expense, extending maturities, creating capacity for local borrowing in Europe, and, importantly, providing additional flexibility under our debt covenants. Led the Company's share repurchase program that returned significant value to shareholders. Continued to drive operating efficiency and effectiveness, while delivering required stranded cost reductions associated with divestitures.
Chet Cross EVP, Supply Chain and Operations	Under Chet's leadership, we opened a new multi-purpose manufacturing facility in Nantong, China and commenced operation of its synthetic grease unit. Started up our new European manufacturing plant for our Synton® high-viscosity polyalphaolefin synthetic basestocks, and solidified our position in high-purity metal organics by expanding our organometallics manufacturing capacity in Bergkamen, Germany,
Billie Flaherty EVP, General Counsel and Secretary	Strong leadership in supporting multiple divestitures and organizational restructurings, playing a key role in legal entity consolidations and continuing to drive improvements in Chemtura's global ethics and compliance programs, while removing appropriate level of stranded costs in her areas of responsibility. Significant support in the corporate refinancing initiatives and championed a major change of our document retention system and practices. Built an effective partnering legal organization with business and functional units.
Alan Swiech EVP, Human Resources and Support Services(1)	Strong performance leading the stranded cost reduction initiatives, which exceeded targets. Led the execution of a major organizational restructuring, including a significant reduction of top management positions. Completed a strategic outsourcing project several months ahead of schedule. Coordinated the extension of the Swiss principle entity to growing business segments. Continued to drive Improvements in talent management, resulting in an overall upgrade of leadership talent and more impactful development programs.

(1)
Reflects Mr. Swiech's title through February 19, 2015, at which time his title was changed to Executive Vice President, Organometallics Specialties & Support Services.

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2015 Proxy Statement  |  23

Components of Compensation

Our compensation programs for named executive officers consist of base salary, annual performance-based cash incentive compensation and long-term incentives tied to improvement and growth. The information in the following chart summarizes the elements of fiscal 2014 compensation for the executive officers named in the Summary Compensation Table on page 34. Further information about each component is presented in the sections following this chart.

Compensation	Key Features	Objectives

Base Salary	■ Fixed pay that takes into account the executive's responsibilities, experience and expertise ■ Re-evaluated annually and on significant changes in job responsibility	■ Provide a regular source of income at market-competitive levels

Management Incentive Plan (MIP)

■

Variable performance-based cash compensation

■

Committee determines payout based on performance against target with respect to metrics

■

2014 Metrics include:

◦

Consolidated Operating Income – a measure of earnings

◦

Consolidated Abbreviated Free Cash Flow – a measure of working capital management

◦

Strategic Measures – established for each executive other than the CEO to focus the executive on achievements critical to long-term success

◦

Adjusted Total Recordable Case Rate – a measure of safety performance

◦

Individual performance – by the executive in furtherance of our financial and strategic objectives

■

Subject to Clawback Policy

■ Focus the organization on achieving key financial results and reward for successful performance ■ Align officers with annual goals and strategic objectives

Long-Term Incentive Plan (LTIP)

■

Equity-based incentive compensation: amount realized is dependent upon Chemtura achieving long-term financial goals and stock price performance

■

Award opportunity consists of restricted stock units (RSUs) and performance shares

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Unless otherwise determined by the Committee, awards represent a forward-looking incentive opportunity

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Double-trigger vesting in the event of a change of control

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RSUs (45% of total value for CEO: 50% for other named executive officers):

◦

Ratable vesting over a three-year service period

■

Performance Shares (55% of total value for CEO; 50% for other named executive officers):

◦

Shares eligible for vesting at end of three-year service period based on Chemtura performance

◦

performance shares metric is relative total shareholder return against the companies comprising the Dow Jones U.S. Chemical Index

◦

Award settled in shares of Chemtura stock

■

Subject to Clawback Policy

■

Attract and retain key executives and employees, align their interests with shareholders, focus them on achieving and sustaining longer-term business results and reward exceptional performance

■

RSUs

◦

motivate officers to achieve longer-term financial goals that are expected to lead to increased shareholder value

◦

service requirement focuses officers on sustained performance and serves as an additional retention tool

◦

year-over-year grants reward sustained performance of key financial measures

■

Performance Shares are linked to total shareholder return and further align the interests of our named executive officers and shareholders in the creation of shareholder value over the long-term

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Emphasis on Performance-Based and Long-Term Compensation

Consistent with our core principle of ensuring that compensation is closely linked to individual, business-unit and Company-wide performance and aligns the interest of our executives with our shareholders both in the short-term and the long-term, our executive compensation programs are structured such that a significant portion of compensation is intended to be performance-based and/or long-term equity. We believe this encourages a focus on long-term growth and stock performance. The chart below indicates for our CEO and other named executive officers the percentage contribution of each element of 2014 compensation reflected in the Summary Compensation Table on page 34. This chart identifies those elements constituting performance-based compensation and those constituting long-term equity compensation. This chart highlights that performance-based and long-term equity compensation comprise a greater percentage of the compensation for our CEO from a percentage standpoint than for our other named executive officers.

Base Salary

Base salary levels are reviewed annually by the Committee as part of our annual performance management process, as well as upon promotions or other significant changes in job responsibility. Base salaries are reviewed and adjusted by the Committee with regard to:

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individual performance of the executive as noted in the table on page 23;

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internal review of the executive's compensation relative to others on the executive team;

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new job responsibilities and promotions;

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experience and expertise; and

■
market data provided by the analyses described above.

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2015 Proxy Statement  |  25

On May 7, 2014, the Committee approved merit and market adjustment base salary increases, effective May 26, 2014, as reflected in the following table:

	Salary at January 1, 2014	Increase Effective May 26, 2014		Salary at December 31, 2014

Executive	($)	Amount ($)	Percent (%)	($)

Craig Rogerson	1,075,000	25,000	2.33	1,100,000
Stephen Forsyth	522,000	-	-	522,000
Chet Cross	436,770	6,552	1.50	443,322
Billie Flaherty	412,937	8,259	2.00	421,196
Alan Swiech	377,764	11,333	3.00	389,097

Annual Performance-Based Cash Incentive Compensation

The Chemtura Corporation Management Incentive Program (the "MIP") is an annual performance-based cash incentive program. The MIP provides each participant, including named executive officers, with an opportunity to earn an annual cash incentive based on attainment of pre-established financial performance and strategic goals linked to our long-range plan (a "MIP Award"). Participants in the MIP fall into one of three groups: executive participants; function participants; and business participants, as determined by the Committee. Some participants may be allocated or split between function and business or multiple business units depending on their positions.

Each MIP participant is assigned an incentive opportunity expressed as a percentage of base pay (a "Target Percentage"), and performance metrics are established with varying weightings totaling 100%. For each performance metric, threshold, target and maximum performance levels are set. The participant is credited 0% if the threshold is not met, 100% at target, and 200% if the maximum is met or exceeded. An intermediary credit is given if performance falls between these levels based on straight line interpolation. A participant's final MIP Award is calculated by multiplying his or her Target Percentage by the weighted average percentage calculated for each performance metric. That figure is then subject to adjustment for a safety multiplier and an individual performance multiplier. A participant's final MIP Award cannot exceed 200% of his or her Target Percentage and is subject to our Senior Executive Bonus Plan as described below on page 29.

2014 Performance Measures.  For 2014, the Committee established the performance metrics and weightings for the named executive officers under the 2014 MIP set out below.

■
Consolidated Operating Income (COI) – weighted 70% for the CEO, 60% for each other executive.

  This is defined as Operating Income, as disclosed in Chemtura's reports and earnings releases, adjusted to exclude certain expenses, gains and losses that may not be indicative of our core operations. We use COI as one of the key metrics in determining the allocation of resources and in evaluating the performance of our operations and identifying operating trends. We include it as a MIP performance metric to incentivize management to achieve our annual and long-range financial and business objectives. For additional information on the calculation of this non-GAAP financial metric, see Appendix A – Consolidated Operating Income on page A-1.

■
Consolidated Abbreviated Free Cash Flow (CAFCF) – weighted 30% for the CEO, 20% for each other executive.

  This is defined as the sum of Consolidated Adjusted EBITDA, less increases (or plus reductions) in Net Working Capital, less Investments. Net Working Capital is calculated as the sum of account receivables and inventory less accounts payable. Investments are calculated as the sum of the value of capital expenditures and investments in intangible assets. Net Working Capital and Investments are each measured in a manner consistent with the methods used to compute their values in the preparation of the Statement of Cash Flows in accordance with US GAAP. This metric provides a measure of cash management performance reflecting all elements of cash flow. For additional information on the calculation of this non-GAAP financial metric, see Appendix B – Consolidated Abbreviated Free Cash Flow on page B-1.

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Strategic Measures – weighted 0% for the CEO, 20% for each other executive.

  Commencing with the 2014 MIP, for each named executive other than the CEO additional strategic measures were established representing a portion of their incentive opportunity. These strategic measures were chosen to focus each executive on specific annual achievements that are deemed critical to positioning Chemtura for long-term success.

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Safety Multiplier.

  This consists of the total recordable case rate for Chemtura employees (the "Employee TRCR"), with adjustments to reflect the total recordable case rate for contract employees (the "Contractor TRCR") and the number of process safety incidents ("PSIs"). Total recordable case rate, as defined by OSHA, is calculated by multiplying the number of recordable injuries in the workplace by 200,000 and dividing by the number of labor hours. A PSI is defined (consistent with standards promulgated by the American Chemistry Council) as an unexpected release of toxic, reactive, or flammable liquids and gases in processes involving highly hazardous chemicals beyond specified thresholds, resulting in injuries, or involving more than $25,000 in damages. Threshold, target and outstanding benchmarks were set, resulting in a multiplier of 0.90x, 1.00x or 1.10x to the amount calculated from the other performance metrics. Beginning in 2013, this Safety Multiplier metric was broadened to incorporate the two adjustment factors: the Contractor TRCR adjustment reflects injuries by contract workers, which may be a significant component of the workforce, and the PSI adjustment reflects incidents which may be significant but which do not necessarily result in workplace injuries. For each of these adjustments, a threshold, target and outstanding benchmark is set and the Safety Multiplier is adjusted by –0.05x, 0.00x or +0.05x based on actual results, with a floor of 0.90x and a cap of 1.10x applied to the resulting calculation.

■
Individual Performance Multiplier.

  The Committee determines an individual performance multiplier for each participant. This may be 1.0x, but can be more or less than 1.0x based on the Committee's assessment of significant performance factors. The CEO recommends to the Committee the performance multiplier for each participant who reports directly to the CEO. The CEO and the applicable business or function leader recommends to the Committee the performance multiplier for each other executive officer.

The following graphic illustrates how the individual MIP Awards are determined under the 2014 MIP:

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2015 Proxy Statement  |  27

Calculation of 2014 MIP Payouts.

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Financial Performance Metrics. The following table shows the calculation of the financial performance metrics of the 2014 MIP.

						Weighted Result

Metric		Threshold	Target	Maximum	Actual 2014 Results	CEO	Other Named Execs

Consolidated Operating Income (COI)(3)	(in $ million)	175.0	218.8	240.7	132	x70%=	x60%=
	Payout %(1)	0	100	200	0%	0%	0%
Consolidated Abbreviated Free Cash Flow (CAFCF)(3)	(in $ million)	109.0	181.6	218.0	15	x30%=	x20%=
	Payout %(2)	0	100	200	0%	0%	0%

(1)
Intermediary Consolidated Operating Income results are interpolated on a straight-line basis between the following levels (in million $) – $175 (threshold) – 0%; $186 – 25%; $196.9 – 50%; $207.9 – 75%; $218.8 (target) – 100%; $226.1 – 133%; $233.4 – 166%; $240.7 (maximum) – 200%.

(2)
Intermediary Abbreviated Free Cash Flow results are interpolated on a straight-line basis.

(3)
Under the provisions of the MIP, the Committee had discretion to adjust threshold, target and maximum levels of COI and CAFCF, as well as actual results, to exclude performance of the Chemtura AgroSolutions business which was sold in November, 2014. Giving effect to such adjustments, the threshold levels also would not have been met under the COI and CAFCF metrics.
■
Strategic Measures. The Strategic Measures established for each named executive officer other then the CEO reflected that 2014 was a year of significant consolidation and restructuring for the Company. Reduction of stranded costs associated with the divestiture of the Consumer Products business (sold in December, 2013) and the Chemtura AgroSolutions business (sold in November, 2014) were identified as key management objectives for each of the four named executive officers. During the course of 2014, a program of stranded cost reduction and other cost elimination in 2014 was successfully completed, resulting in substantial projected savings, as described above in the Executive Summary on page 19. Based on the successful completion of the cost reductions allocated in 2014, and with the recommendation of the CEO, the Committee determined that the Strategic Measures had been successfully met for each of the four named executives officers and awarded target level (20%) credit toward each of their MIP Awards.

■
Safety Multiplier. The following table shows the calculation of the Safety Multiplier for 2014:

	Threshold		Target		Outstanding		Actual

	Bench- mark	Multi- plier	Bench- mark	Multi- plier	Bench- mark	Multi- plier	Results	Multi- plier

Employee TRCR	>=0.55	0.90x	0.25 to 0.54	1.00x	<=0.24	1.10x	0.49	1.00x
Contractor TRCR	>=1.00	-0.05x	0.26 to 0.99	0.00x	<=0.25	+0.05x	1.03	-0.05x
Process Safety Incidents	>=2.00	-0.05x	1.00	0.00x	<=0.00	+0.05x	8.00	-0.05x
Multiplier	Minimum	0.90x	Target	1.00x	Maximum	1.10x	Actual	0.90x

■
Individual Performance Multiplier. Upon the recommendation of the CEO, the Committee established individual performance multipliers for Mr. Forsyth, Mr. Cross, Ms. Flaherty and Mr. Swiech of 1.944x, 1.333x, 1.667x and 1.667x, respectively. These multipliers reflected the Committees estimation of the strong performance of each of the named executives in accomplishing the primary strategic objectives established during the course of the year. These included, among others, successful completion of a divestiture program, debt reduction actions, share repurchases, reduction of stranded and other fixed costs, a program of continuous improvement, and overall positioning of the Company for future success. They reflected the strong financial achievements of the executive team, in successfully completing during the course of the year a tender offer for the repurchase of common stock, redemption of outstanding

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  Senior Notes, repayment of an outstanding term loan, and open-market repurchases of common stock – actions which collectively have considerably strengthened Chemtura's financial position. These achievements are described in further detail in the Executive Summary on page 19.

■
2014 MIP Payouts. The table presents the calculation of MIP Payouts awarded by the Committee for 2014, reflecting the factors described above:

			Weighted Results of Performance Factors

Executive	Base Salary ($)	MIP Target (as % of Base Salary)	COI (%)	CAFCF (%)	Strategic Measures (%)	Safety Multiplier (#)	Individual Performance Multiplier (#)	MIP Payout ($)

Craig Rogerson	1,075,000	100%	-	-	NA	0.90x	NA	-
Stephen Forsyth	522,000	70%	-	-	20%	0.90x	1.944 x	127,890
Chet Cross	436,770	70%	-	-	20%	0.90x	1.333 x	73,377
Billie Flaherty	412,937	60%	-	-	20%	0.90x	1.667 x	74,329
Alan Swiech	377,764	60%	-	-	20%	0.90x	1.667 x	67,998

Discretionary Cash Bonuses. There were no discretionary cash bonuses awarded to our named executive officers for 2014.

Senior Executive Bonus Plan. Chemtura adopted the Senior Executive Bonus Plan (the "Bonus Plan") following approval by Shareholders at the 2014 Annual Meeting. The Bonus Plan is designed as an umbrella plan under which the MIP bonuses are paid in order to allow Chemtura to deduct the amount of the payouts from our reported income under Section 162(m) of the Internal Revenue Code, to the extent feasible (as discussed below under Tax and Accounting Considerations on page 33). Under the Bonus Plan, payouts are subject to a per-person maximum of 2.5% of Chemtura's adjusted EBITDA (as defined in the Bonus Plan). Based upon adjusted EBITDA for 2014, this maximum payout would be $6.55 million. For 2014, cash incentives determined under the MIP for participants in the Bonus Plan were lower than this maximum, and the Committee exercised negative discretion to pay the lower MIP Awards. Going forward, the Committee expects to continue to exercise negative discretion to limit payments to amounts determined under the MIP if less than the maximum payable under the Bonus Plan.

2015 Performance Measures. On February 19, 2015, the Committee approved the 2015 Management Incentive Plan (the "2015 MIP"). The 2015 MIP substitutes Basic Earnings Per Share ("EPS") for COI as a primary financial metric. EPS is adjusted to exclude the after tax value of certain expenses, gains and losses and tax charges or benefits that may not be indicative of our core operations. The Committee believes that EPS better reflects management's success in executing on non-operating activities while retaining focus on operating performance, thereby capturing more aspects of management of the business. It also aligns better with how investors value Chemtura stock. The performance factors will be weighted as follows: Mr. Rogerson – 70% EPS and 30% CAFCF; Mr. Forsyth, Mr. Cross and Ms. Flaherty – 60% EPS, 20% CAFCF and 20% Strategic Measures; and Mr. Swiech – 37.5% EPS, 10% CAFCF, 10% Strategic Measures, 30% Organometallics business unit earnings and 12.5% Organometalics business unit cash flow. Safety and individual performance multipliers will continue to be applied. The 2015 MIP target opportunities (as a percentage of annual base salary) are as follows: Mr. Rogerson – 100%; Mr. Forsyth – 70%; Mr. Cross – 70%; Ms. Flaherty – 60%; and Mr. Swiech – 60%.

Long-Term Incentive Compensation

The Chemtura Corporation 2010 Long-Term Incentive Plan (the "LTIP") provides for grants of nonqualified stock options, incentive stock options, stock appreciation rights, dividend equivalent rights, stock units, bonus stock, performance shares, restricted stock and RSUs. Our directors, officers and other employees, as well as others performing services for us, are eligible to receive grants under the LTIP. The LTIP is designed to attract and retain executives and key employees, align the interests of our executives and employees with those of our shareholders, and motivate and reward exceptional performance. Eleven million shares of common stock were reserved for issuance under the LTIP in 2010 and, as described below under Equity Compensation Plan Information on page 45, approximately 4.6 million shares remained available for issuance under the LTIP at December 31, 2014.

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Proposed Re-approval of Performance Goals under the LTIP. As described below in Proposal 3 on page 49, Chemtura is requesting that shareholders re-approve the material terms of the performance goals under the LTIP at this Annual Meeting. This action is required to qualify certain performance-based awards for certain of our executive officers as performance-based compensation exempt from the limitation on income tax deductible compensation under Section 162(m) of the Internal Revenue Code. This action will not increase the number of shares authorized for issuance under the LTIP.

Policies Regarding the Grant of Equity Awards. The Committee approves all equity grants to our executive officers and generally grants awards at its regularly scheduled meeting in February. If the Committee is meeting during a black-out period in which Chemtura policy restricts trading in Company securities by insiders, our policy is that the Committee can approve the value of equity awards to be granted on a specified date set prospectively to fall after commencement of the next open trading window. Such awards are neither granted nor priced until the specified date, which permits material information regarding our performance for the prior fiscal period to be disseminated to the public before equity-based grants are made. The exercise price of stock options is set at the closing price of our common stock on the date of grant, or at the last prior closing price if the grant date is not a trading day.

Annual Grants for 2014. On February 21, 2014, the Committee approved grants of RSUs, and performance shares under the LTIP for 2014 to each of the named executive officers. These grants were awarded effective March 1, 2014 and were determined based on:

■
the Committee's assessment of each executive's total compensation opportunity against the competitive market;

■
the Committee's assessment of Mr. Rogerson's performance, and Mr. Rogerson's assessment of the other named executive officers' performance, in each case as discussed above; and

■
Chemtura's core principles of executive compensation, as described on page 20.

To further reinforce and support Chemtura's executive compensation objectives, the Committee determined to deliver a substantial portion of the 2014 long-term incentive award to executives in the form of performance shares. Performance shares are notional shares of equity that are earned based on performance (here measured by total shareholder return). Based on the Committee's assessment of Chemtura's executive talent requirements and the other factors noted above, the Committee determined that, for 2014, for the CEO 45% of the long-term incentive award would be delivered in RSUs, and the remaining 55% would be delivered in performance shares. For the other named executive officers, this allocation would be 50% RSUs and 50% performance shares. In calculating these proportions, RSUs and performance shares were valued based on grant date market value, assuming a target level award in the case of performance shares.

The number of RSUs and performance shares granted by the Committee to each named executive officer is reflected in the 2014 Grants of Plan-Based Awards Table on page 36.

2014 Performance Share Awards. For performance shares granted in 2014, the actual number of shares to be issued will be based on Chemtura's performance over the three years ending December 31, 2016, as measured by Chemtura's total shareholder return over that period relative to all companies in the Dow Jones U.S. Chemical Index. The number of performance shares that vest and convert to shares of common stock can range from 0% to 200% of the number awarded depending on Chemtura's relative performance during the performance period, as illustrated in the following table (with interim points interpolated on a straight-line basis):

Chemtura's Total Shareholder Return over Performance Period Relative to all Companies in Comparative Index	Percent of Target Shares Earned (Performance Multiplier %)

Below 25th percentile	0%
At 25th percentile	25%
At 50th percentile	100%
At or above 75th percentile	200%

Annual Grants for 2015. On February 19, 2015, the Committee approved equity grants for all named executive officers. As in 2014, the 2015 mix of long-term incentive compensation is 45% in RSUs and 55% in performance shares for Mr. Rogerson and 50% in RSUs and 50% in performance shares for each other

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named executive officer. (For purposes of that allocation, RSUs and performance shares are valued based on the market value of the notional or target number of underlying shares.) The RSUs vest in three equal annual installments (1/3 on each of March 1, 2016, March 1, 2017 and March 1, 2018). The performance share measurement period will be the three calendar years ending December 31, 2017. The performance shares metric used will be relative total shareholder return against the companies comprising the Dow Jones U.S. Chemical Index. The performance shares settle as soon as practical after the end of the performance period, but no later than March 15, 2018, based on the performance multiplier schedule described in the table above for 2014.

Other Compensation Elements

Savings Plans. Our named executive officers are eligible to participate in the Chemtura Corporation Employee Savings Plan (the "401(k) Plan"), a 401(k) tax-qualified savings plan generally available to all US-based Chemtura employees. 401(k) Plan participants, including executives, are eligible to receive a dollar-for-dollar match each paycheck on their personal contributions up to a maximum of 6% of their eligible compensation, subject to certain limits imposed by the Internal Revenue Code. In addition, a separate contribution is made by Chemtura of not less than 2% and (subject to achievement of specified financial metrics) up to 4% of eligible pay each year, generally in March following the applicable year.

Our named executive officers are also eligible to participate in Chemtura's non-qualified Supplemental Savings Plan (the "SSP"). This program is designed to provide benefits similar to the benefits available under the qualified 401(k) Plan for eligible compensation that is above the limits imposed by the Internal Revenue Code on contributions to the 401(k) Plan. Under the SSP, the named executive officers (and other eligible executives) may elect to defer receipt of up to 20% of their eligible cash compensation into the SSP and may receive matching and other contributions from Chemtura on a portion of these deferrals. Contributions are held in a rabbi trust and remain assets of Chemtura, subject generally to the claims of Chemtura's creditors. A participant's or beneficiary's right to receive a payment or benefit under the SSP is no greater than the right of an unsecured general creditor of Chemtura.

Participants in the SSP may invest their compensation deferrals into similar choices as those available in the 401(k) Plan, except where precluded by law. No preferential earnings are paid to participants, including named executive officers. At the time of election to defer amounts, the plan participant determines the form of distribution for future payout. The participant has the option of receiving payouts in the form of a lump sum, or a five-year or ten-year installment payout. Vesting for Chemtura contributions is the same as under the 401(k) Plan; immediate vesting for the Chemtura match. Upon the employee's termination from Chemtura, death, disability or other future date specified by the employee, the amounts contributed to the SSP, plus any deemed investment earnings on these amounts, are paid to the employee or their estate or beneficiary. Payment may be subject to a six-month waiting period in accordance with Section 409A of the Internal Revenue Code. Amounts deferred into the SSP and earnings on those amounts are not taxed as income to the participant until paid out at the end of the deferral period. In the event a change in control of Chemtura occurs (as defined in the SSP), accelerated payout of deferral balances will occur for all participants in the plan.

These savings plans are the only retirement programs available to our executive officers and are offered to provide compensation opportunities competitive with those commonly made available by other companies in our industry.

Stock Ownership Guidelines. The Committee believes that stock ownership by management closely aligns the interests of management with those of our shareholders. Guidelines adopted by the Committee require executives and certain other key employees to meet specific ownership limits as a multiple of base salary. The guidelines applicable to our named executive officers and other officers and key employees are as follows:

Position	Equity Guideline

Chief Executive Officer	5 x base salary
Executive Vice President	3 x base salary
Other executive officers, including Vice Presidents, Business Unit Presidents, and certain other executives designated by the CEO	1 x base salary

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Under the guidelines, executives have five years from adoption (January 2012) or the date they are appointed to an office to achieve the applicable ownership requirement. If the applicable target changes because of a change in title or salary, the executive will have five years from the next January 1st to acquire any additional shares needed to meet the guidelines. Currently, all of our named executive officers have met the guideline amount.

Once achieved, ownership of the minimum requirement must be maintained for as long as the executive is subject to the guidelines, though a failure to maintain the requisite ownership due to fluctuations in the value of Chemtura stock will not by itself violate the guidelines. In calculating an executive's equity ownership, stock, restricted stock, RSUs and other positions for which beneficial ownership (as defined under Section 16 of the 1934 Act) would be attributed will be included, but stock options and unvested/unearned performance shares will not count towards the minimum ownership requirement. The value of an executive's position is based on a rolling 13- month average of market prices. The complete guidelines may be viewed on our website at www.chemtura.com.

With limited exceptions, executives will generally be prohibited from selling shares if they would not meet the ownership requirement after sale. This includes shares received on exercise of stock options or vesting of other equity awards. Permitted exceptions include sales to pay for the exercise price of stock options, to cover taxes associated with the equity awards, or (in extraordinary circumstances) with permission of the Committee.

Clawback Policy. The Committee has adopted a Clawback Policy which provides, among other things, that each current or former executive officer must repay to Chemtura any cash bonus or other incentive-based compensation (other than time-based stock options) received by the executive officer based on Chemtura's financial results for any fiscal period beginning on or after January 1, 2013 if and to the extent:

■
the incentive payment was based on the achievement of financial results that, within three years after the payment of the incentive payment, become the subject of a restatement of Chemtura's financial statements due to material noncompliance by Chemtura with any financial reporting requirement under applicable securities laws;

■
the amount of the incentive payment that would have been received had the financial results been properly reported would have been lower than the amount actually received; and

■
the Board determines, in its sole discretion, that it is in the best interests of Chemtura and its shareholders to seek repayment of all or a portion of the incentive payment.

Employment Agreements with our Named Executive Officers. We have employment agreements with each of our named executive officers which specify minimum base compensation and annual bonus opportunities and provide certain severance and change in control benefits. These employment agreements are described under Employment Agreements on page 39. The Committee believes that these employment agreements are an important element of our executive officers' compensation packages in order to be competitive with other companies that compete with us for executive officer talent.

Advisory Vote on Executive Compensation.

As required under Section 14A of the 1934 Act, Chemtura holds an annual advisory vote on a resolution to approve the compensation of our named executive officers. When setting compensation, and in determining compensation policies and practices, the Committee gives careful consideration to the results of this advisory vote. At the 2014 Annual Shareholders' Meeting, 96.3% of votes cast approved Chemtura's compensation program for our named executive officers. The Committee took into consideration the results of the advisory vote and other shareholder input by continuing to emphasize the core objectives underlying Chemtura's executive compensation program. We value the opinions of our shareholders.

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Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code generally provides that certain kinds of compensation in excess of $1 million in any single year paid to the CEO and the three other most highly compensated executive officers (other than our principal financial officer) are not deductible for federal income tax purposes unless (among other exceptions) the compensation qualifies as "performance-based compensation" under a program or arrangement that has been disclosed to and approved by shareholders. Performance-based compensation qualifying under Section 162(m), among other requirements, must be payable only upon the attainment of pre-established, objective performance goals that were established by a Board committee consisting only of outside directors. The Committee's policy is to obtain deductibility to the extent feasible while maintaining flexibility in compensating executive officers to promote varying corporate goals. In support of that objective, following approval by shareholders at the 2014 Annual Meeting, Chemtura adopted the Senior Executive Bonus Plan to allow, to the extent possible, Chemtura to deduct the amount of the MIP payouts from our reported income under Section 162(m). Further, Chemtura is requesting at this meeting that shareholders re-approve material terms of the performance goals under the LTIP to allow, to the extent possible, Chemtura to deduct LTIP awards from our reported income under Section 162(m). See Re-approval of Material Terms of Performance Goals Under the 2010 Long-Term Incentive Plan on page 49. The Committee, in the exercise of its business judgment, will determine MIP Award amounts, LTIP awards, and whether or not to make awards that satisfy the "qualified performance-based" requirements of Section 162(m) in order to maximize tax deductibility of executive compensation.

When determining amounts and forms of compensation grants to executive officers and employees, the Committee considers the accounting cost associated with the grants. The accounting expense of equity awards to employees is calculated in accordance with Accounting Standards Codification ("ASC") Topic 718, Compensation – Stock Compensation ("ASC 718"). For a discussion of the assumptions and methodologies used to calculate the expense of equity awards, see Note 12 – Stock Incentive Plans to our Consolidated Financial Statements in our Annual Report on Form 10-K for the period ended December 31, 2014 (the "2014 Form 10-K"). The Committee believes, however, that the advantages of equity compensation programs, as discussed above, outweigh the non-cash expense associated with them.

Sections 4999 and 280G, respectively, of the Internal Revenue Code impose an excise tax on payments to executives and disallow a tax deduction by Chemtura for severance and other payments made to certain executives in connection with a change in control, to the extent the payments exceed specified limits in the Internal Revenue Code. We have designed our severance and change in control arrangements to eliminate or minimize the potential adverse impact under Sections 280G and 4999.

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Executive Compensation Information

Summary Compensation Table

The table below presents information as of December 31, 2014, 2013 and 2012 regarding compensation earned by or awarded to each of our named executive officers for services rendered in those years as required by SEC regulations. These officers consist of the Chief Executive Officer, the Chief Financial Officer and each of the three other most highly compensated executive officers as of December 31, 2014.

Name of Executive Principal Position	Year	Base Salary ($)(1)	Stock Awards ($)(2)	Stock Options ($)(2)	Non- Equity Incentive ($)(3)	Change in Value of Nonqualified Deferred Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)

Craig Rogerson	2014	1,094,327	4,049,165	-	-	-	75,221	5,218,713
Chairman, President & CEO	2013	1,079,135	2,796,776	1,272,151	-	-	130,182	5,278,244
	2012	1,079,135	3,881,463	1,483,114	1,023,493	27,467	119,685	7,614,357
Stephen Forsyth	2014	524,008	1,034,600	-	127,890	-	40,145	1,726,643
EVP & Chief Financial Officer	2013	524,008	599,313	272,602	-	-	55,591	1,451,514
	2012	524,008	840,993	321,342	347,892	68,438	52,063	2,154,736
Chet Cross	2014	442,431	783,813	-	73,377	-	542,410	1,842,031
EVP, Supply Chain and Operations	2013	438,450	439,502	199,908	-	-	979,501	2,057,361
	2012	432,485	668,494	255,423	275,090	7,631	43,111	1,682,234
Billie Flaherty	2014	419,544	747,188	-	74,329	-	33,887	1,274,948
EVP, General Counsel & Secretary	2013	410,890	439,502	199,908	-	-	44,448	1,094,748
	2012	401,425	612,415	234,004	230,700	1,069	36,938	1,516,551
Alan Swiech	2014	386,104	731,514	-	67,998	-	31,883	1,217,499
EVP, Organometallics Specialties &	2013	372,021	399,533	181,734	-	-	37,938	991,226
Support Services (6)	2012	357,615	547,717	209,287	205,522	5,713	32,146	1,358,000

(1)
Amounts reported in this column include amounts deferred under Chemtura's 401(k) Plan and under Chemtura's non-qualified Supplemental Savings Plan (the "SSP") by each named executive officer. For additional information on SSP contributions, see the 2014 Non-Qualified Deferred Compensation Table on page 39.

(2)
In accordance with SEC rules, we calculated the amounts shown in these columns to reflect the aggregate grant date fair value, calculated in accordance with ASC 718, excluding the effect of estimated forfeitures, and, with respect to performance shares, based upon the probable outcome of the performance conditions on the grant date. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, see Stock Incentive Plans, Note 12 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2014 (the "2014 Form 10-K"). For the 2014 performance share grants, the value of the awards at the grant date assuming that the highest level of performance conditions will be achieved, would be as follows: Mr. Rogerson – $4,243,784; Mr. Forsyth – $990,000; Mr. Cross – $750,024; Ms. Flaherty – $714,978; Mr. Swiech – $699,980.

(3)
Amounts reported in this column are annual performance-based cash incentives under our MIP that are subject to pre-established performance measures. See Annual Performance-Based Cash Incentive Compensation on page 26.

(4)
Under SEC rules, only above-market or preferential earnings is required to be disclosed under this column. Amounts reported in this column for 2012 comprised all earnings to the SSP accounts of the named executive officers, although such earnings were not above-market or preferential. For further discussion of the SSP, see Other Compensation Elements on page 31. The amount shown for Mr. Swiech for 2012 includes a $3,909 increase in value attributable to calendar year 2011 but not credited to Mr. Swiech until 2012.

(5)
The following table describes the components of the All Other Compensation column for 2014. Amounts reported in the column titled Chemtura Contributions to DC Plans include Chemtura contributions to the 401(k) Plan and the SSP. For further discussion of those plans, see Other Compensation Elements on page 31. Payments to Mr. Cross reported in the column titled Relocation Compensation include amounts associated with his relocation on temporary assignment to Chemtura's offices in Shanghai, Peoples Republic of China. These included reimbursements of taxes paid in China

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  ($394,913), health and welfare benefits (-$7,307), utility payments ($2,247), car lease payments ($9,013), driver service ($6,459), housing costs ($44,108), taxable relocation costs ($69,559), tax consulting fees ($21,096), and tax equalization and gross up payments (offset by hypothetical taxes which would have been paid in the US absent the relocation) (-$30,684). For a further discussion of these relocation arrangements, see Employment Agreements on page 39.

Executive	Chemtura Contribution to DC Plans ($)	Personal Umbrella Insurance ($)	Group Term Life ($)	Relocation Compensation ($)	Total ($)

Craig Rogerson	70,730	2,169	2,322	-	75,221
Stephen Forsyth	36,631	1,192	2,322	-	40,145
Chet Cross	29,491	1,192	2,322	509,405	542,410
Billie Flaherty	30,373	1,192	2,322	-	33,887
Alan Swiech	28,369	1,192	2,322	-	31,883

(6)
Prior to February 19, 2015, Mr. Swiech held the title EVP, Human Resources and Support Services.

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2014 Grants of Plan-Based Awards

The following table sets forth information regarding cash incentive and equity performance-based incentive compensation awarded to our named executive officers in 2014 under our annual Management Incentive Plan (MIP) and Long-Term Incentive Plan (LTIP). Awards under the LTIP include restricted stock units (LTIP RSUs) and performance shares (LTIP PS's). No stock options were granted in 2014.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: # of Shares of Stock	Full Grant Date Fair

Executive Award	Grant Date(1)	Approval Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)(4)	Value ($)

Craig Rogerson
MIP			-	1,075,000	2,150,000
LTIP RSUs	3/1/14	2/21/14							70,145	1,736,089
LTIP PS's	3/1/14	2/21/14				-	85,733	171,466		2,313,076
Stephen Forsyth
MIP			-	365,400	730,800
LTIP RSUs	3/1/14	2/21/14							20,000	495,000
LTIP PS's	3/1/14	2/21/14				-	20,000	40,000		539,600
Chet Cross
MIP			-	305,739	611,478
LTIP RSUs	3/1/14	2/21/14							15,152	375,012
LTIP PS's	3/1/14	2/21/14				-	15,152	30,304		408,801
Billie Flaherty
MIP			-	247,762	495,524
LTIP RSUs	3/1/14	2/21/14							14,444	357,489
LTIP PS's	3/1/14	2/21/14				-	14,444	28,888		389,699
Alan Swiech
MIP			-	226,658	453,316
LTIP RSUs	3/1/14	2/21/14							14,141	349,990
LTIP PS's	3/1/14	2/21/14				-	14,141	28,282		381,524

(1)
See Long-Term Incentive Compensation – Policies Regarding the Grant of Equity Awards on page 30 for more information on how our Committee approves and grants equity awards.

(2)
Under our Senior Executive Bonus Plan, each executive is eligible to receive up to 2.5% of Chemtura's Adjusted EBITDA for the year, subject to the Committee's discretion to pay a lesser amount. The Committee exercises this discretion by operation of the MIP. Amounts reported in these columns represent the possible target and maximum payouts under the 2014 MIP. Possible payouts under the MIP range from $0, if the threshold is not met, to the maximum payout possible, and amounts assume all performance measurements are achieved at maximum or outstanding levels. The MIP is an annual cash incentive opportunity and, therefore, these awards are earned in the year of grant. See the column captioned Non-Equity Incentive in the Summary Compensation Table on page 34 for the actual payouts to the 2014 MIP. See also the discussion of Annual Performance-Based Cash Incentive Compensation on page 26.

(3)
Amounts reported in these columns represent the possible target and maximum payouts for performance shares awarded during 2014 under the LTIP. The number of shares that vest is based on Chemtura's total shareholder return relative to all companies in the Dow Jones U.S. Chemical Index over the three years ending December 31, 2016. At the end of the three-year performance period, the actual award, delivered as Chemtura common stock, can range from 0% to 200% of the original grant. Performance shares settle as soon as practical after December 31, 2016, but no later than March 15, 2017.

(4)
Amounts reported in these columns represent RSUs granted under the LTIP. These vest in three equal installments on March 1, 2015, March 1, 2016 and March 1, 2017.

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Outstanding Equity Awards at 2014 Fiscal Year-End

The following table presents information regarding the outstanding equity awards held by each of our named executive officers as of December 31, 2014 and reflects the closing market price of $24.73 on that date:

	Option Awards(1)				Stock Awards(1)

					Restricted Stock Units		Performance Shares

Executive Plan(2) (Grant Date)	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# not exercisable)	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested (#)	Market Value of Units of Stock that Have Not Vested ($)	Number of Unearned Performance Units of Stock That Have Not Vested (#)	Market Value of Units of Stock That Have Not Vested ($)

Craig Rogerson
2009 EIP (11/10/10)	122,149		15.50	11/10/20
2010 EIP (3/10/11)	151,332		16.03	3/10/21
2011 LTIP (3/10/11)	395,706		16.03	3/10/21
2012 LTIP (3/1/12)	121,406	60,703	15.38	3/1/22	43,888	1,085,350	73,147	1,808,925
2013 LTIP (3/1/13)	42,747	85,494	20.50	3/1/23	45,529	1,125,932	51,220	1,266,671
2014 LTIP (3/1/14)					70,145	1,734,686	85,733	2,120,177

Total	833,340	146,197			159,562	3,945,968	210,100	5,195,773
Stephen Forsyth
2009 EIP (11/10/10)	45,805		15.50	11/10/20
2010 EIP (3/10/11)	37,833		16.03	3/10/21
2011 LTIP (3/10/11)	101,227		16.03	3/10/21
2012 LTIP (3/1/12)	26,304	13,153	15.38	3/1/22	9,509	235,158	15,849	391,946
2013 LTIP (3/1/13)	9,160	18,320	20.50	3/1/23	9,756	241,266	10,976	271,436
2014 LTIP (3/1/14)					20,000	494,600	20,000	494,600

Total	220,329	31,473			39,265	971,024	46,825	1,157,982
Chet Cross
2010 EIP (3/10/11)	30,266		16.03	3/10/21
2011 LTIP (3/10/11)	61,656		16.03	3/10/21
2012 LTIP (3/1/12)	20,908	10,455	15.38	3/1/22	7,559	186,934	12,598	311,549
2013 LTIP (3/1/13)	6,717	13,435	20.50	3/1/23	7,155	176,943	8,049	199,052
2014 LTIP (3/1/14)					15,152	374,709	15,152	374,709

Total	119,547	23,890			29,866	738,586	35,799	885,310
Billie Flaherty
2011 LTIP (3/10/11)	29,619		16.03	3/10/21
2012 LTIP (3/1/12)	19,155	9,578	15.38	3/1/22	6,925	171,255	11,541	285,409
2013 LTIP (3/1/13)	6,717	13,435	20.50	3/1/23	7,155	176,943	8,049	199,052
2014 LTIP (3/1/14)					14,444	357,200	14,444	357,200

Total	55,491	23,013			28,524	705,398	34,034	841,661
Alan Swiech
2009 EIP (11/10/10)	20,154		15.50	11/10/20
2010 EIP (3/10/11)	18,160		16.03	3/10/21
2011 LTIP (3/10/11)	46,012		16.03	3/10/21
2012 LTIP (3/1/12)	17,132	8,566	15.38	3/1/22	6,193	153,153	10,322	255,263
2013 LTIP (3/1/13)	6,106	12,214	20.50	3/1/23	6,504	160,844	7,317	180,949
2014 LTIP (3/1/14)					14,141	349,707	14,141	349,707

Total	107,564	20,780			26,838	663,704	31,780	785,919

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(1)
Unvested options, RSUs and performance shares become exercisable or vested (and, where applicable, expire) in accordance with the schedules below, subject to performance conditions and accelerated vesting under certain circumstances described under Long-Term Incentive Compensation on page 29:

		Stock Options		Restricted Stock Units	Performance Shares

Plan	Grant Date	vest and become exercisable:	expire if unexercised on:	vest and are delivered:	become eligible for vesting and delivery:	based on performance over period:

2012 LTIP	3/1/12	1/3 on 3/1/13 1/3 on 3/1/14 1/3 on 3/1/15	3/1/22	1/3 on 3/1/13 1/3 on 3/1/14 1/3 on 3/1/15	100% by 3/1/15	1/1/12 to 12/31/14
2013 LTIP	3/1/13	1/3 on 3/1/14 1/3 on 3/1/15 1/3 on 3/1/16	3/1/23	1/3 on 3/1/14 1/3 on 3/1/15 1/3 on 3/1/16	100% by 3/1/16	1/1/13 to 12/31/15
2014 LTIP	3/1/14			1/3 on 3/1/15 1/3 on 3/1/16 1/3 on 3/1/17	100% by 3/1/17	1/1/14 to 12/31/16

(2)
The 2009 Emergence Incentive Plan and the 2010 Emergence Incentive Plan (the "2009 EIP" and the "2010 EIP") were approved by the Bankruptcy Court while Chemtura was in Chapter 11 proceedings and resulted in awards to certain executives following emergence. No further grants may be made under these emergence plans.

Option Exercises and Stock Vested

The following table presents information regarding option and stock awards vested and exercised for each of our named executive officers during fiscal 2014. No portion of the shares acquired by the named executive officers was deferred.

	Option Awards		Stock Awards

Executive	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Craig Rogerson	61,074	702,351	102,419	2,567,776
Stephen Forsyth	-	-	23,537	590,959
Chet Cross	14,658	95,277	16,709	418,675
Billie Flaherty	73,361	552,253	15,743	394,461
Alan Swiech	-	-	13,604	340,525

Pension Benefits

None of our named executive officers participate or have account balances in qualified defined benefit plans sponsored by Chemtura.

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2014 Nonqualified Deferred Compensation

The following table summarizes the cash compensation deferred by our named executive officers under the non-qualified Chemtura Corporation Supplemental Savings Plan (the "SSP") and Chemtura's contributions to the SSP. For additional information on the SSP, see Other Compensation Elements – Savings Plans on page 31.

Executive	Executive Contributions in Last Fiscal Year ($)(1)	Chemtura Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE ($)(3)

Craig Rogerson	50,029	50,029	111,248	-	1,335,591
Stephen Forsyth	21,031	21,031	35,746	-	783,435
Chet Cross	11,266	11,266	6,419	-	230,294
Billie Flaherty	9,668	9,668	5,309	-	123,485
Alan Swiech	9,647	8,269	11,896	-	173,920

(1)
Amounts listed in this column are included in Base Salary for 2014 in the Summary Compensation Table on page 34.

(2)
Amounts listed in this column are included in the All Other Compensation column of the Summary Compensation Table on page 34.

(3)
Balances listed in this column include the following amounts which were reported in the Summary Compensation Table in previous years: Mr. Rogerson – $1,124,284; Mr. Forsyth – $705,628; Mr. Cross – $201,343; Ms. Flaherty – $98,841; and Mr. Swiech – $144,108, plus earnings on those amounts.

Employment Agreements

Chemtura is party to employment agreements dated November 10, 2010 with each of our named executive officers (the "Employment Agreements"). The Employment Agreements were approved by the Bankruptcy Court. In keeping with current best practices, each of our named executive officers entered into amendments to their Employment Agreement on March 9, 2011 to eliminate Section 280G excise tax gross-up provisions and remove any perquisite allowance from the calculation of severance. (Chemtura does not currently offer the named executive officers a perquisite allowance.) Additionally, on April 1, 2011, each of our named executive officers agreed to irrevocably and permanently waive their right to receive any minimum annual equity awards. Each of our named executive officers has also acknowledged and agreed to be bound by the terms of Chemtura's Clawback Policy. The descriptions of the Employment Agreements set out below reflect these amendments and waivers.

The Employment Agreements provide for the employment of each executive officer in specified positions for terms of employment continuing until December 31, 2014, subject to automatic 12-month extensions until terminated by either party (the "Employment Term"). None of these agreements have been terminated by a party. They specify minimum annual base salaries and, to the extent earned based on performance against objective criteria, minimum annual cash bonus opportunities. The positions and minimum salaries and bonus opportunities as set out in the Employment Agreements are as follows:

Executive	Position	Minimum Annual Base Salary ($)	Minimum Annual Bonus Opportunity ($)

Craig Rogerson	President and Chief Executive Officer	1,000,000	100%
Stephen Forsyth	Executive Vice President and Chief Financial Officer	475,000	70%
Chet Cross	Executive Vice President, Group President Engineered and Performance Industrial Products	380,000	70%
Billie Flaherty	Senior Vice President, General Counsel and Corporate Secretary	350,000	50%
Alan Swiech	Senior Vice President, Human Resources and Support Services	300,000	50%

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2015 Proxy Statement  |  39

Actual base salaries are subject to periodic adjustment, and have been increased by the Committee as described under Base Salary on page 25. The MIP bonus program and current actual award opportunities are described further under Annual Performance-Based Cash Incentive Compensation on page 26.

Under the Employment Agreements, equity awards consisting of RSUs, stock options and performance shares have been granted to each named executive officer. Future rights to any minimum annual equity award under the Employment Agreements have been waived by each named executive officer.

The Employment Agreements entitle the executives, during the Employment Term, to paid vacation in accordance with the applicable policies of Chemtura, and to participate in such medical, dental and life insurance, retirement and other plans as Chemtura may have or establish from time to time on terms and conditions applicable to other senior executives of Chemtura generally.

Pursuant to the Employment Agreements, each of the named executives also entered into a Confidentiality and IP Agreement and a Non-Compete Agreement with Chemtura, whereby the executives agreed to certain restrictions on their use of confidential information and intellectual property of Chemtura, as well as to refrain from solicitation of Chemtura employees and competition with Chemtura for certain periods during and following the Employment Term.

The Employment Agreements also contain provisions providing for benefits under certain circumstances upon termination of an executive's employment. These are described below under Potential Payments on Termination or Change in Control.

In January 2013, Mr. Cross relocated on temporary assignment to Chemtura's offices in Shanghai, People's Republic of China. In connection with this relocation, on December 10, 2012, the Committee approved the payment of certain expenses to Mr. Cross pursuant to Chemtura's reimbursement policy on relocation and temporary international assignment, which is applicable to eligible employees who relocate at Chemtura's request. Actual compensation for 2014 associated with these arrangements is reflected under Relocation Compensation in Note 5 to the Summary Compensation Table on page 34.

Potential Payments upon Termination or Change in Control

Certain of our executive officers are eligible to receive benefits in the event their employment is terminated by Chemtura without Cause, or by the executive for Good Reason, or upon their retirement, disability or death. The benefits to which each of our named executive officers is entitled are governed by their respective Employment Agreement. Certain terms used in this section including Change in Control, Cause and Good Reason have specific meanings defined in the Employment Agreements.

Set out below are calculations as of December 31, 2014 of the estimated benefits our named executive officers would receive in various situations. Although the calculations are intended to provide reasonable estimates of the potential benefits, they are based on numerous assumptions and may not represent the actual amount an executive would receive if an eligible termination event were to occur. In addition to the amounts disclosed in the following sections, each executive would retain the amounts which he or she has earned or accrued over the course of his or her employment prior to the termination event, and would receive any amounts accrued but unpaid through the date of termination. All amounts payable under the Employment Agreements beyond accrued benefits are subject to the executive's execution of a release of claims in favor of Chemtura.

Termination by Chemtura without Cause or by the Executive with Good Reason. If a named executive's employment is terminated by Chemtura without Cause or by the executive with Good Reason (an "involuntary termination"), the benefits received will depend on whether the involuntary termination is in connection with a Change in Control.

■
No Change in Control. If the involuntary termination is not in connection with a Change in Control, the executive will receive the following benefits:

    ■
    Cash Severance. Over a 12-month period following termination, Chemtura will pay the executive severance totaling the product of (x) 2.0 for Mr. Rogerson, 1.5 for Mr. Forsyth, or 1.0 for each other named executive, and (y) the sum of the executive's base salary and target bonus;

    ■
    Pro-rated Bonus. Chemtura will pay the executive a bonus for the calendar year in which the termination occurs pro-rated based on the number of days the executive was employed during

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      that year, based on full-year performance, and paid at the same time as bonuses are paid to other Chemtura employees;

      ■
      Stock Options, RSUs and Performance Shares. All vested outstanding equity awards will remain outstanding and exercisable, if applicable, through their stated expiration dates; unvested awards will be cancelled;

      ■
      Welfare Benefits. The executive and his or her covered dependents will be entitled to continued participation for 2.0 years (for Mr. Rogerson), 1.5 years (for Mr. Forsyth), or 1.0 years (for each other named executive), in such medical, dental, and hospitalization insurance coverage as is in place immediately prior to termination; and

      ■
      Outplacement. The executive will receive outplacement services.

The table below sets forth the estimated benefits each of our named executive officers would receive under these provisions if the termination occurred on December 31, 2014.

	Cash Severance ($)	Prorated Bonus ($)	Stock Options ($)	RSUs ($)	Performance Shares ($)	Welfare Benefits ($)	Out- placement ($)	Total ($)

Craig Rogerson	4,400,000	-	-	-	-	30,462	25,000	4,455,462
Stephen Forsyth	1,331,100	-	-	-	-	22,870	20,000	1,373,970
Chet Cross	753,647	-	-	-	-	15,262	20,000	788,909
Billie Flaherty	673,914	-	-	-	-	15,262	20,000	709,176
Alan Swiech	622,555	-	-	-	-	9,114	20,000	651,669

■
Change in Control. If the involuntary termination occurs within two years after a Change in Control or prior to a Change in Control, if the termination was at the request of a third party or otherwise in anticipation of a Change in Control, the executive will receive the following benefits:

    ■
    Lump Sum Cash Severance. The executive will receive a lump sum amount equal to the product of (x) 3.0 for Mr. Rogerson, or 2.0 for each other named executive, and (y) the sum of the executive's base salary and target bonus;

    ■
    Pro-rated Bonus. Chemtura will pay the executive a bonus for the calendar year in which the termination occurs pro-rated based on the number of days the executive was employed during that year, based on full-year performance, and paid at the same time as bonuses are paid to other Chemtura employees;

    ■
    Stock Options. Unvested stock options will accelerate and be immediately exercisable and all outstanding options will remain exercisable through their stated expiration dates;

    ■
    RSUs. Unvested RSUs will accelerate and be immediately vested;

    ■
    Performance Shares. Performance shares will accelerate and be immediately vested at target levels;

    ■
    Welfare Benefits. The executive and his or her covered dependents will be entitled to continued participation for 2.0 years (for Mr. Rogerson), 1.5 years (for Mr. Forsyth), or 1.0 years (for each other named executive), in such medical, dental, and hospitalization insurance coverage as is in place immediately prior to termination; and

    ■
    Outplacement. The executive will receive outplacement services.

Chemtura Corporation

2015 Proxy Statement  |  41

The table below sets forth the estimated benefits each of our named executive officers would receive under these provisions if the termination occurred on December 31, 2014.

Executive	Cash Severance ($)	Prorated Bonus ($)	Accelerated Vesting of Stock Options ($)(1)	Accelerated Vesting of RSUs ($)(1)	Accelerated Vesting of Performance Shares ($)(1)	Welfare Benefits ($)	Out- placement ($)	Reduction in Payment under Excise Tax Treatment ($)(2)	Total ($)

Craig Rogerson	6,600,000	-	929,213	3,945,968	5,195,773	30,582	25,000	-	16,726,536
Stephen Forsyth	1,774,800	-	200,475	971,024	1,157,982	22,937	20,000	-	4,147,218
Chet Cross	1,507,295	-	154,584	738,586	885,310	15,291	20,000	-	3,321,066
Billie Flaherty	1,347,827	-	146,384	705,398	841,661	15,291	20,000	-	3,076,561
Alan Swiech	1,245,110	-	131,757	663,704	785,919	9,131	20,000	-	2,855,621

(1)
Assumes a closing price of Chemtura common stock of $24.73 per share — the closing price on December 31, 2014.

(2)
The amounts reported in this column reflect the reduction in payment to each executive as provided for in the Employment Agreement Amendments entered into with each of our named executive officers on March 9, 2011. Giving effect to these amendments, Chemtura may reduce any such parachute payments that would cause the executive to incur an excise tax if such reduced amount would provide a greater benefit to the executive than an unreduced payment that would be subject to an excise tax.

Termination by the Company for Cause or by the Executive without Good Reason. No additional benefits are payable if a named executive's employment is terminated by Chemtura for Cause or by the executive without Good Reason.

Change in Control of Chemtura without Termination. No additional benefits are payable to our named executive officers solely upon a Change in Control of Chemtura, absent termination of employment.

Death or Disability. No additional benefits are payable to our named executive officers upon termination for death or disability. However, under the MIP as in effect for 2014, if death or disability occurs following the end of the calendar year but prior to payment, the MIP Award will be considered accrued and payable notwithstanding the executive's death or disability.

Retirement. No additional benefits are payable to our named executive officers solely upon a voluntary retirement. However, under the MIP as in effect for 2014, if retirement occurs following the end of the calendar year but prior to payment, the MIP Award will be considered accrued and payable notwithstanding the executive's termination of employment.

Executive and Key Employee Severance Plan

The Chemtura Corporation Executive and Key Employee Severance Plan, as amended and restated as of January 1, 2012 (the "Executive Severance Plan") provides for severance benefits in the event of certain terminations within 24 months following a change in control. All persons designated as executive officers by the Board, and certain other persons designated as key employees are eligible to participate upon execution of an acknowledgement and agreement form containing certain confidentiality, assignment of work product, non-competition and non-solicitation covenants and other provisions specified by Chemtura.

The Executive Severance Plan provides that following an involuntary termination without cause by Chemtura or by the participant for good reason, in either case within 24 months following a change in control, the participant will receive (a) a lump sum severance payment equal to the sum of his or her base salary and average annual bonus over the past three years, (b) a pro-rated bonus for the current year based on that three year average, (c) welfare benefits at the active employee rate for up to one year (or until eligible under another employer's plan), and (d) outplacement services up to $15,000.

The Executive Severance Plan does not affect severance provisions of individual employment contracts to which a participant is a party, and severance payable under that plan will be offset by payments under such contracts. As described above under Employment Agreements on page 39, each of the named executive officers is party to an Employment Agreement providing for greater severance benefits in the event of a termination following a change in control than is provided by the Executive Severance Plan. Accordingly, the Executive Severance Plan would not currently influence the severance benefits they may receive. However, under certain circumstances, including a situation where the named executive officer no longer had in place an effective Employment Agreement, their benefits on termination may also be governed by the Executive Severance Plan.

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Stock Ownership Information

The information presented below regarding beneficial ownership of Chemtura's common stock is presented in accordance with the rules of the SEC. Under these rules, beneficial ownership of common stock includes any shares to which a person, directly or indirectly, has or shares voting power or investment power within 60 days through the exercise of any stock option or other right.

Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial owners of more than 5% of Chemtura's outstanding common stock as of March 1, 2015:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class	Notes

BlackRock Inc. 40 East 52nd Street New York, NY 10022	4,093,848	6.07%	As reported on Amendment No. 4 to Schedule 13G/A filed with the SEC on February 10, 2015. According to the Schedule 13G/A, the reporting person has sole voting power over 3,913,013 of these shares and sole dispositive power with respect to all of these shares.
GAMCO Investors, Inc., et al One Corporate Center Rye, New York 10580-1435	8,978,384	13.32%
			As reported on Amendment No. 6 to Schedule 13D filed with the SEC on January 1, 2015 by Mario J. Gabelli and various entities which he directly or indirectly controls or for which he acts as chief investment officer. The Schedule 13D reports ownership as follows: GAMCO Asset Management Inc. (5,101,054 shares); Gabelli Funds, LLC (3,657,000 shares); Teton Advisors, Inc. (96,400 shares); Gabelli Securities, Inc. (4,600 shares); MJG Associates, Inc. (no shares); Gabelli Foundation, Inc. (28,000 shares); GGCP, Inc. (25,000 shares); GAMCO Investors, Inc. (330 shares); and Mario J. Gabelli (66,000 shares). According to the Schedule 13D, each reporting person has sole voting and dispositive power, except that GAMCO Asset Management Inc. does not have authority to vote 341,800 shares and the authority of others may be subject to certain qualifications specified in the Schedule 13D.
Southeastern Asset Management, Inc. 6410 Poplar Ave., Suite 900 Memphis, TN 38119	4,120,519	6.11%
			As reported on a Schedule 13G/A filed with the SEC on February 13, 2015. According to the Schedule 13G/A, Southeastern Asset Management, Inc., as registered investment adviser, has shared voting power with respect to 4,071,919 shares and sole dispositive power with respect to 48,600 shares; Longleaf Partners Small-Cap Fund has shared voting power with respect to 4,071,919 shares; and Mr. O. Mason Hawkins, Chairman of the Board and C.E.O. of Southeastern Asset Management, Inc. disclaims beneficial ownership of any shares.
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	5,137,135	7.62%
			As reported on Amendment No. 2 to Schedule 13G/A filed with the SEC on February 11, 2015. According to the Schedule 13G/A, the reporting person has sole voting power with respect to 110,925 shares, sole dispositive power with respect to 5,033,410 shares and shared dispositive power with respect to 103,725 shares.

Chemtura Corporation

2015 Proxy Statement  |  43

Security Ownership of Management

The following table sets forth information as of March 1, 2015 concerning shares of common stock beneficially owned by each director and named executive officer and by all directors and executive officers as a group. For this purpose, deferred shares deliverable under deferral programs, RSUs vesting, and options exercisable within 60 days of March 1, 2015 are considered beneficially owned. Information is also presented including deferred shares deliverable more than 60 days after March 1, 2015.

Name	Shares owned on March 1, 2015(1)	Deferred shares deliverable within 60 days(2)	RSUs vesting within 60 days(3)	Options exercisable within 60 days(4)	Total beneficial ownership	Percent of outstanding shares	Deferred shares deliverable after 60 days(5)	Total ownership including deferred shares

Jeffrey Benjamin(6)	90,940	-	-	-	90,940	< 1%	-	90,940
Timothy Bernlohr	45,940	-	-	-	45,940	< 1%	-	45,940
Anna Catalano	32,976	-	-	-	32,976	< 1%	-	32,976
Chet Cross	49,166	-	-	106,454	155,620	< 1%	-	155,620
James Crownover	40,612	4,753	-	-	45,365	< 1%	3,636	49,001
Robert Dover	35,101	-	-	-	35,101	< 1%	-	35,101
Billie Flaherty	56,764	-	-	52,336	109,100	< 1%	-	109,100
Stephen Forsyth	154,623	-	-	242,642	397,265	< 1%	-	397,265
Jonathan Foster	15,102	12,639	-	-	27,741	< 1%	8,199	35,940
Craig Rogerson	311,082	-	-	936,790	1,247,872	1.85%	-	1,247,872
Alan Swiech	47,254	-	-	122,237	169,491	< 1%	-	169,491
John Wulff	31,835	5,852	-	-	37,687	< 1%	18,253	55,940

All directors and executive officers as a group (15 persons)	937,813	23,244	-	1,500,549	2,461,606	3.65%	30,088	2,491,694

(1)
Represents shares beneficially owned on March 1, 2015, excluding shares deliverable under deferral programs, shares receivable upon vesting of RSUs and shares which may be acquired through exercise of stock options, in each case within 60 days of March 1, 2015.

(2)
Represents shares of common stock that have been deferred under Chemtura's non-employee directors deferral programs and may become deliverable within 60 days of March 1, 2015. These deferred shares have no voting rights and are not subject to forfeiture. For additional information, refer to Directors Deferral Plan on page 16.

(3)
Represents restricted stock units that will vest within 60 days of March 1, 2015.

(4)
Represents options that were exercisable on March 1, 2015 and options that become exercisable within 60 days of March 1, 2015.

(5)
Represents shares of common stock that have been deferred under Chemtura's non-employee directors deferral programs and may become deliverable more than 60 days after March 1, 2015. These deferred shares have no voting rights and are not subject to forfeiture. For additional information, refer to Directors Deferral Plan on page 16.

(6)
Includes 55,000 shares held by trusts for the benefit of family members of Mr. Benjamin. Beneficial ownership of these shares is disclaimed by Mr. Benjamin.

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Section 16(a) Beneficial Ownership Reporting Compliance

Under SEC rules, our directors, executive officers and holders of more than 10% of our stock, if any, are required to file with the SEC reports of holdings and changes in beneficial ownership of our stock. We have reviewed copies of these SEC reports as well as other records and information. Based on that review, we believe that all reports were timely filed during 2014.

Equity Compensation Plan Information

The following table provides information about shares of Chemtura's common stock that may be issued upon the exercise of options, warrants and rights under our equity compensation plans as of December 31, 2014:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities for future issuance under equity compen- sation plans (excluding securities reflected in second column)

Equity compensation plans approved by the Bankruptcy Court, including the LTIP	2.2 million	$16.56	4.6 million

Chemtura Corporation

2015 Proxy Statement  |  45

Audit Committee

Audit Committee Report

The Audit Committee has reviewed and discussed with management the audited financial statements of Chemtura for the year ended December 31, 2014 (the "Audited Financial Statements"), management's assessment of the effectiveness of Chemtura's internal control over financial reporting, and the independent auditors' evaluation of Chemtura's system of internal control over financial reporting. In addition, the Audit Committee has discussed with KPMG LLP, which reports directly to the Audit Committee, the matters that independent registered public accounting firms must communicate to audit committees under applicable Public Company Accounting Oversight Board ("PCAOB") standards.

The Audit Committee has discussed with KPMG LLP its independence from Chemtura, including the matters contained in the written disclosures and letter required by applicable requirements of the PCAOB regarding independent registered public accounting firms' communications with audit committees about independence. The Audit Committee also has discussed with management of Chemtura and KPMG LLP such other matters and received such assurances from them as it deemed appropriate. The Audit Committee considered whether rendering of non-audit services by KPMG LLP to Chemtura is compatible with maintaining the independence of KPMG LLP from Chemtura.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be included in Chemtura's Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

                                    The Audit Committee of the Board of Directors

                                    John K. Wulff (Chair)
                                    Jeffery D. Benjamin
                                    Timothy J. Bernlohr
                                    Robert A. Dover

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Independent Registered Public Accounting Firm Fees for 2014 and 2013

Our independent registered public accounting firm for the calendar years ended December 31, 2014 and December 31, 2013 was KPMG LLP ("KPMG"). The aggregate fees billed by KPMG in 2014 and 2013 were as follows:

Amount Billed

	Description of Professional Services	2014 ($)	2013 ($)

Audit Fees	Audit fees consist of fees associated with the annual integrated audit of our consolidated financial statements and internal control over financial reporting included in our Form 10-K, the reviews of our quarterly consolidated financial statements included in our Forms 10-Q and statutory audits required in certain foreign jurisdictions and services that generally only its independent registered public accounting firm reasonably can provide, such as comfort letters, consents and assistance with and review of documents filed with the SEC. In 2014 and 2013, audit fees also included fees related to carve-out audits related to divestitures.	4.5 million	4.7 million
Audit-Related Fees	In 2014 and 2013 there were no audit-related services provided.	-	-
Tax Fees
	Tax fees consist of fees related to federal, state and local tax compliance, tax advice concerning acquisitions, divestitures and other transactions, as well as domestic and international tax planning. In 2014 and 2013, tax fees consisted primarily of tax consulting and advice as well as preparation of various tax returns.	1.2 million	0.7 million
All Other Fees	In 2014 and 2013 there were no 'other fees' incurred.	-	-
Total Fees		5.7 million	5.4 million

The Audit Committee has considered whether KPMG's provision of non-audit services is compatible with KPMG's independence and determined that KPMG's independence is not compromised by providing such services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

In accordance with the Audit Committee's charter, all services provided by KPMG must be approved by the Audit Committee. The Audit Committee has adopted a policy to annually pre-approve audit and permissible non-audit services provided by KPMG. This was done in 2014 based upon the audit and permissible non-audit services anticipated to be required for the year. Additional unforeseen or unexpected audit or permissible non-audit services to be performed by KPMG must be approved by the Audit Committee. However, the Audit Committee has delegated to its chair (and to such other members of the Audit Committee as the chair may designate) authority to review and, if appropriate, approve in advance any request for KPMG to provide additional audit or permissible non-audit services up to $100,000. Any such approval of additional services will be presented to the full Audit Committee for informational purposes at its next regularly held meeting. All audit and permissible non-audit services performed by KPMG during fiscal years 2014 and 2013 were approved by the Audit Committee in accordance with the established policies.

Chemtura Corporation

2015 Proxy Statement  |  47

Advisory Resolution to Approve Executive Compensation	(Proposal No. 2)

SEC rules enable our shareholders to vote to approve, on an advisory non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement. These rules also enable our shareholders to indicate how frequently we should seek an advisory resolution to approve the compensation of our named executive officers. At the 2011 Annual Meeting our Board of Directors recommended, and our shareholders approved, a proposal that we seek an annual advisory vote on executive compensation. Accordingly, shareholders may approve, on an advisory non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement.

As described above in the Compensation Discussion and Analysis on pages 18 to 33, the Compensation & Governance Committee (the "Committee") has established a compensation program for our named executive officers going forward. We believe that this program is reasonable and appropriate based upon the factors noted in the Committee's report, considering in particular:

■
financial and strategic achievements of Chemtura during the past fiscal year;

■
performance on various metrics underlying our incentive programs, and other metrics we focus on in evaluating Company achievements;

■
total returns realized by shareholders since our emergence from Chapter 11 and over the past fiscal years; and

■
adherence to core principles established by the Committee, including pay-for performance, alignment of executive incentives with shareholder interests, market competitiveness and discouragement of excessive risk taking.

Shareholders are referred to the more detailed information set out in the Compensation & Governance Committee Report, including the Executive Summary commencing on page 19 for a description of these considerations.

For these reasons we are asking our shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement by voting "FOR" the following resolution. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

    "RESOLVED, that Chemtura Corporation's shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Chemtura Corporation's Proxy Statement for the 2015 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure."

This vote is advisory, and therefore not binding on Chemtura, our Board of Directors or the Committee. Our Board of Directors and the Committee value the opinions of our shareholders and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider such shareholders' concerns and the Committee will evaluate whether any actions are necessary to better understand and address those concerns.

        The Board of Directors unanimously recommends a vote for this proposal.

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Re-approval of Material Terms of Performance Goals under the 2010 Long-Term Incentive Plan	(Proposal No. 3)

We are asking shareholders at this Annual Meeting to re-approve the material terms of the performance goals provided under the Chemtura Corporation 2010 Long-Term Incentive Plan (the "Plan"). This re-approval is needed in order to qualify certain performance-based awards under the Plan to executive officers as performance-based compensation exempt from the limitation on income tax deductible compensation under Section 162(m) of the Internal Revenue Code (the "Code"). This action will not increase the number of shares authorized for issuance or otherwise change the terms of the Plan. The Plan was previously approved by the Bankruptcy Court in the context of our emergence from Chapter 11 in November, 2010. If Shareholders do not re-approve the Plan, the Plan will continue in effect. However, certain performance-based awards intended to qualify for the exemption from the deduction limitation under Section 162(m) of the Code will no longer be granted under the Plan.

A description of the material provisions of the Plan, as currently in effect, is set forth below. This is a summary, not a complete recitation of the Plan provisions, and is qualified in its entirety by reference to the full text of the Plan attached to this Proxy Statement as Appendix C, beginning on page C-1.

Reliance on Equity for our Long-Term Incentive Compensation Program

Consistent with our core principles of ensuring that compensation is directly linked to Company-wide performance and aligns the interest of our executives with our shareholders, our executive compensation program relies upon equity grants for long-term incentive compensation. We believe this encourages a focus on long-term growth and stock performance. Our current approach and philosophy with respect to the grant of such equity awards is described in the Compensation Discussion and Analysis beginning on page18, grants made to our named executive officers in 2014 are listed in the Grants of Plan-Based Awards Table on page 36, and equity awards currently held by those executives are listed in the Outstanding Equity Awards Table on page 37.

Performance Measures Set Out in the Plan

Under the Plan, if the Committee grants an award other than a stock option or stock appreciation right based on performance criteria to a participant likely to be a "covered employee" within the meaning of Section 162(m) of the Code, the grant, exercise and settlement of the award must be contingent on achievement of preestablished performance goals and other terms specified in the Plan in order for such awards to be treated as "qualified performance-based awards". The Plan provides for the following objective business criteria to be used in establishing performance goals for such awards:

■

earnings per share;

■

net income;

■

revenue or net sales;

■

cash flow;

■

return on assets;

■

return on net assets;

■

return on invested capital;

■

return on equity;

■

profitability;

■

economic value added;

■

gross profit;

■

operating income;

■

profit measures as a percentage of net sales;

■

earnings or income before income taxes;

■

earnings or income before interest and income taxes;

■

earnings before interest, income taxes, depreciation and amortization;

■

total stockholder return;

■

book value;

■

expense management;

■

capital structure and working capital;

■

strategic business criteria, consisting of one or more objectives based on meeting specified revenue, gross profit, market penetration, geographic business expansion, innovation and new product development, cost targets or goals relating to acquisitions or divestitures;

■

costs;

■

employee morale or productivity;

■

customer satisfaction or loyalty;

■

customer service;

■

compliance programs;

■

manufacturing productivity, efficiency and product yields;

■

working capital measures; and

■

safety.

The Plan provides that these criteria may be used either alone or in any combination, for Chemtura on a consolidated basis, and/or for specified subsidiaries, divisions, or other business units.

The Plan further provides that these criteria may have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities; expenses for restructuring, productivity initiatives or new business initiatives; non-operating items; effects of acquisitions

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and divestitures, including, but not limited to, purchase accounting, income and losses on discontinued operations and gains and losses on the sale of businesses, the mark-up of inventory held by the acquired business at the date of acquisition, the write-off of in-process R&D and professional fees and expenses related to the transaction; reorganization effects; gains and losses on the extinguishment of debt; tax effects of such inclusions and exclusions; and unusual or non-recurring tax expense or benefit items. Any such performance criterion or combination of such criteria may apply to a participant's award in its entirety or to any designated portion or portions of the award, as the Committee may specify.

Other Principal Terms of the Plan

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Administration. The Plan is administered by the Compensation & Governance Committee or such other committee as may in the future be appointed by the Board (the "Committee"). The Committee determines which eligible individuals receive awards under the Plan as well as the amount, terms and conditions of awards, including any performance conditions and conditions relating to exercisability, vesting, and payment or settlement. The Committee also establishes rules for administering and interpreting the Plan. The Committee may delegate to one or more senior executives of the Company the authority to grant awards to individuals other than executive officers as well as administrative responsibilities. With respect to awards made to any non-employee director, the Board serves as the Committee. The Committee may also establish one or more subplans containing terms not inconsistent with the Plan.

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Types of Awards. The Plan permits the granting of incentive stock options ("ISOs"), stock options not qualifying as ISOs ("nonqualified stock options"), stock, restricted stock, stock appreciation rights ("SARs"), stock units, performance awards, dividend equivalents, and other awards, or a combination of those award types. The Committee may also make a cash payment to a participant granted stock or restricted stock to satisfy tax obligations arising out of such award. Each award is evidenced by an award agreement setting forth its terms.

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Shares Subject to the Plan. The maximum number of shares of Company common stock ("Stock") that may be issued or transferred to participants under the Plan is 11 million. Stock that has been forfeited or lapsed under the Plan and Stock deliverable pursuant to an award that has terminated in accordance with its terms or has been canceled by the participant or the Company do not count toward the aggregate share limit, but shares of Stock subject to SARs do count toward that limit. As of December 31, 2014, approximately 4.6 million shares remained available for future issuance under the Plan.

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Eligibility. Employees of the Company who, in the Committee's opinion, are responsible for or contribute to the management, growth, and profitability of the Company's business are eligible to participate in the Plan. The Company's non-employee directors and other individuals who perform services for the Company are eligible to be granted awards other than ISOs. In 2014, the Committee granted awards to seven executive officers, including each of the five named executive officers identified in this Proxy Statement, and 109 other employees.

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Award Limits. In any calendar year, no Participant may be granted awards (which may be granted all in the form of one type of award or in a combination of them) that relate to more than 2,750,000 shares of Stock (subject to adjustment for corporate changes). In addition, no more than 2,750,000 shares of Stock and no more than $5,000,000, in each case, pursuant to any performance awards shall be granted to one individual in a calendar year.

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Adjustments on Corporate Changes. If the outstanding shares of Stock changes by reason of a stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, or in the event of any special distribution to the shareholders, the Committee will make such equitable adjustments in the number of shares and prices per share applicable to stock option awards and SARs then outstanding and in the number of shares available thereafter for other awards, both under the Plan as a whole and with respect to individuals and award type. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards (including cancellation of awards in exchange for the intrinsic (i.e., in-the-money) value, if any, of the vested portion thereof, substitution of awards using securities or other obligations of a successor or other entity, acceleration of the expiration date for awards, or adjustment to performance goals in respect of awards) in recognition of unusual or nonrecurring events (including events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

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Options. The exercise price of an option is determined by the Committee when it is granted, but may not be less than the fair market value of the Stock on the date of grant. The exercise price of an ISO granted to a 10% shareholder of the Company may not be less than 110% of the fair market value of the Stock on the date of grant. "Fair market value" is generally the last sale price of a share of the Stock on the New York Stock Exchange on the date as of which the Stock is being valued. The Committee may not

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  grant dividend equivalent rights with respect to options. The term of an option may not exceed 10 years and the term of an ISO granted to a 10% shareholder of the Company may not exceed five years. The aggregate market value (determined as of the date of grant) of all shares of Stock with respect to which ISOs are exercisable for the first time by a participant in a given calendar year shall not exceed $100,000.

  An option may be exercised by delivery of written notice to the Company in accordance with the Company's procedures. An option vests and becomes exercisable according to the terms specified in the award agreement (but not less than one year following the grant date). An option will in any event vest and become exercisable as follows: If a participant's employment or service terminates by reason of death, an option may be exercised, to the extent then exercisable, for a period of two years from the date of death or until the expiration of the stated term of such option, whichever period is shorter. If a participant's employment or service terminates by reason of disability, any option held by such participant may thereafter be exercised (to the extent it was exercisable at the time of termination) for a period of two years from the date of such termination of employment or service or until the expiration of the stated term of such option, whichever period is shorter. If the holder of the option dies while any such option remains exercisable, however, any unexercised option so held at death shall continue to be exercisable (to the extent it was exercisable at the time of such holder's death) for a period of 12 months from the date of death or until the expiration of the stated term of such award, whichever period is shorter.

  If a participant's employment or service terminates by reason of retirement, any option held by such participant may be exercised (to the extent it was exercisable at the time of retirement) for a period of five years from the date of such termination of employment or service or until the expiration of the stated term of such option, whichever period is shorter. If the holder dies within such five-year period, however, any unexercised option held by such holder shall, notwithstanding the expiration of such five-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such option, whichever period is shorter.

  If a participant's employment or service terminates for any reason other than death, disability, retirement, or cause, any option held by such participant or any permitted transferee of such participant may thereafter be exercised by the holder (to the extent it was exercisable at the time of termination) for a period of 90 days from the date of such termination of employment or service or until the expiration of the stated term of such option, whichever period is shorter. If the holder dies within such 90 day period, however, any unexercised option so held shall continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such option, whichever period is shorter. If a participant's employment or service is terminated for cause, all rights under any option (whether vested or unvested) held by such participant shall expire immediately upon the giving to the participant of notice of such termination. No option may be exercised more than 10 years after the date of grant.

  Payment of the option exercise price must be made within 10 business days after the option is exercised. The option award agreement will specify the permissible means of payment, which may include cash, the surrender of shares of Stock held by the participant, the withholding by the Company of shares of Stock that otherwise would be delivered to the participant pursuant to the exercise of the option in an amount equaling in value the exercise price, a combination of either cash and delivery of shares, or cash and withholding of shares, or any other means the Committee may deem appropriate. If an ISO is exercised after the expiration of the exercise periods that apply for the purposes of Section 422 of the Code, it will be treated as a nonqualified option.

  Without shareholder approval, other than as permitted in the event of a Change in Control or recapitalization, no option may be amended to reduce the exercise price, surrendered in exchange for a replacement option with a lower exercise price per share, or surrendered in exchange for cash or another Award.

■
SARs. A SAR granted under the Plan represents the right of the participant to receive, upon settlement, shares of Stock or cash equal to the amount by which the market value on the date of exercise of the SAR of the shares of Stock subject to the SAR exceeds the grant price of the SAR. The Committee may grant freestanding SARs, tandem SARs, or any combination thereof. The grant price of a freestanding SAR will equal the fair market value of the Stock on the date of grant. The grant price of a tandem SAR will equal the exercise price of the related option. A tandem SAR may be exercised for all or some of the shares subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option. A tandem SAR may be exercised only as to the shares for which its related option is then exercisable. The term of a SAR may not exceed 10 years, and the Committee may not grant dividend equivalent rights with respect to SARs.

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2015 Proxy Statement  |  51

  Without shareholder approval, other than as permitted in the event of a Change in Control or recapitalization, no SAR may be amended to reduce its base price, surrendered in exchange for a replacement SAR with a lower base price per share, or surrendered in exchange for cash or another Award.

■
Restricted Stock. Except as provided in the Plan, restricted stock awards may not be sold, transferred, pledged, assigned, or otherwise alienated until the end of a restriction period or upon earlier satisfaction of other conditions governing the award. In general, upon a participant's termination of employment during the period restrictions with respect to restricted stock are in effect, all such restricted stock held by the participant shall be forfeited. The holder of a restricted stock award has all of the rights of a shareholder of the Company, including the right to vote the shares, except that a participant's right to receive any dividends is subject to the same vesting period as the restricted stock to which such dividend rights relate, and will be payable as soon as administratively practicable after the vesting thereof.

■
Stock Units. Stock units may be settled in cash or shares of Stock as determined by the Committee and the applicable Plan provisions. Payment with respect to stock units granted to a non-employee director will be made upon the earliest of the date specified in the award agreement, the director's death, disability, retirement, resignation, or termination of service for reasons other than cause. In the event the director is terminated by the Company for cause, the Committee may determine that stock units held by such director shall be forfeited.

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Performance Awards. Performance awards granted under the Plan may entitle the participant to payment if the performance measures established by the Committee are met. If a participant terminates employment or service during a performance period applicable to a performance award because of death, disability, or retirement, the holder of the award shall be entitled to a payment with respect to each such outstanding performance award at the end of the applicable performance period based, to the extent relevant under the terms of the award, upon the participant's performance for the portion of such performance period ending on the date of termination and the performance of the Company or any applicable business unit for the entire performance period, and prorated for the portion of the performance period during which the participant was employed by, or provided services to, the Company. If a participant ceases employment or service during a performance period for any other reason, then the participant will not be entitled to any payment with respect to any unvested performance award. The Committee may pay earned performance units or performance shares in cash, shares of Stock, or a combination of cash and shares. Shares may be issued subject to any restrictions deemed appropriate by the Committee.

■
Transferability of Awards. Plan awards generally are not transferable other than by the laws of descent and distribution, and during his or her lifetime, only the participant may exercise an option or a SAR that has been granted to him or her. At the discretion of the Committee, however, awards (other than ISOs) may be transferred or assigned, without consideration, to a participant's spouse, children, stepchildren or grandchildren, or a family trust or family partnership.

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Cancellation and Rescission of Awards. Upon grant of any Plan award the Committee may set conditions under which the award may be later forfeited, cancelled, rescinded, suspended, withheld or otherwise limited or restricted, or gains realized by the grantee in connection with an award or an award's exercise may be recovered. These conditions may include, actions by the participant which constitute a conflict of interest with the Company, violate the Company's code of business conduct, are prejudicial to the Company's interests, or are in violation of any non-compete agreement or obligation, any confidentiality agreement or obligation, the Company's applicable policies or the participant's terms and conditions of employment.

■
Amendment and Termination. The Board may amend or terminate the Plan at any time. Shareholder approval is required for any amendment increasing the number of shares available for Plan awards, lowering the exercise price of any outstanding option or SAR, or authorizing the grant of new awards in exchange for the surrender of outstanding awards, except in certain cases involving a Change in Control or recapitalization

  The Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or of changes in applicable laws, regulations or accounting principles, if the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

■
Change in Control. In the event of a Change in Control, as defined in the Plan, and except as otherwise provided by the Committee in an award agreement, a participant's award shall be treated in accordance with one of the following methods as determined by the Committee: (a) awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor, as determined by the Committee, and

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  such awards (or new rights) shall continue to be subject to the vesting terms and other restrictions which applied to the awards immediately prior to the Change in Control; and (b) The Committee, in its sole discretion, may provide for the purchase of any awards by the Company for an amount of cash equal to the excess of the highest price per share of Stock covered by such awards, over the aggregate exercise price of such awards. Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an award at any time.

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Effective Date. The Plan became effective on November 10, 2010, and unless the Plan is terminated sooner by the Board, the Plan will automatically terminate on November 10, 2020.

Federal Income Tax Treatment.

The following is a brief summary of the federal income tax aspects of the Plan, based on existing law and regulations which are subject to change. The application of state and local income taxes and other federal taxes is not discussed.

A participant who is granted an ISO is not required to recognize taxable income at the time of the grant or at the time of exercise. Under certain circumstances, however, a participant may be subject to the alternative minimum tax with respect to the exercise of his ISOs. The Company is not entitled to a deduction at the time of grant or at the time of exercise of an ISO. If a participant does not dispose of the shares acquired pursuant to the exercise of an ISO before the later of two years from the date of grant of the option and one year from the transfer of the shares to him, any gain or loss realized on a subsequent disposition of the shares will be treated as long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

If a participant disposes of the shares received upon the exercise of any ISO either (i) within one year of the transfer of the shares to him or her or (ii) within two years after the ISO was granted, the participant will generally recognize ordinary compensation income equal to the lesser of (a) the excess of the fair market value of the shares on the date the ISO was exercised over the purchase price paid for the shares upon exercise, and (b) the amount of gain realized on the sale. If a participant is required to recognize ordinary compensation income as a result of the disposition of shares acquired on the exercise of any ISO, the Company will be entitled to a deduction for an equivalent amount.

A participant who is granted a non-qualified stock option does not have taxable income at the time of grant, but does have taxable ordinary income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company is entitled to a corresponding deduction for the same amount.

The grant of a SAR will produce no federal tax consequences for the participant or the Company. The exercise of a SAR results in taxable ordinary income to the participant, equal to the difference between the exercise price of the SAR and the fair market value of a share on the date of exercise, and a corresponding deduction to the Company.

A participant who is granted shares of restricted stock or restricted stock units will not be required to recognize taxable income at the time of the grant, and the Company will not be entitled to a deduction at the time of the grant, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the participant will recognize taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding deduction subject to the limitations imposed under Section 162(m) of the Code.

A participant who is granted a performance share or performance unit will not be required to recognize taxable income at the time of the grant, and the Company will not be entitled to a deduction at such time. A participant will be required to recognize ordinary income either at the time the award vests or is paid, depending upon the terms and conditions of the award. The Company will be entitled to a corresponding deduction subject to the limitations imposed under Section 162(m) of the Code, if applicable.

New Plan Benefits

awards under the Plan are made at the discretion of the Committee. While the Committee has established guidelines for making awards to the Company's executive officers, the number of shares that are granted subject to any award is subject to a number of variables, including the value of the Common Stock at or about the time the award is granted. Therefore, the awards that may be made under the Plan at a future date are not currently determinable. Accordingly, in accordance with the interpretations of the SEC staff, no new plan benefit table is required with respect to the Plan.

        The Board of Directors unanimously recommends a vote for this proposal.

Chemtura Corporation

2015 Proxy Statement  |  53

Ratification of Selection of Independent Registered Public Accounting Firm	(Proposal No. 4)

The Audit Committee has selected KPMG LLP, an independent registered public accounting firm, to serve as our independent registered public accounting firm for 2015. KPMG LLP served in this capacity in 2014. As a matter of good corporate governance, the Audit Committee submits its selection of our independent registered public accounting firm to our shareholders for ratification. If the shareholders fail to ratify the selection, the Audit Committee will review its future selection of an independent auditor in light of that result. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during fiscal 2015 if it determines that such a change would be in the best interests of the Company and our shareholders.

For additional information concerning the Audit Committee and its activities with KPMG LLP, see Audit Committee on page 46. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        The Board of Directors unanimously recommends a vote for this proposal.

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54  |  Chemtura Corporation

Other Matters

Shareholder Proposals for Inclusion in Chemtura's 2016 Proxy Statement

In order to be considered for inclusion in our 2016 Proxy Statement, shareholder proposals must comply with the SEC's Rule 14a-8 regarding the inclusion of shareholder proposals in Company-sponsored proxy materials and must be submitted in writing to: Chemtura Corporation, 199 Benson Road, Middlebury, CT 06749, Attention: Corporate Secretary. Proposals must be received on or prior to Wednesday, December 4, 2015.

Shareholder Proposals not Included in Proxy Statement

Our Bylaws require that any shareholders who intend to present an item of business, including nominees for candidates for election as directors, at the 2016 Annual Meeting (other than a shareholder proposal submitted for inclusion in our 2016 Proxy Statement) must provide notice of such business to the Office of the Corporate Secretary at the address above between the close of business Friday, January 8, 2016 and the close of business on Sunday, February 7, 2016. Proposals should include the information set forth in our Bylaws, which are posted on our website at www.chemtura.com.

Nominations for Individuals to Serve as Director

The Compensation & Governance Committee will consider qualified candidates recommended by shareholders for Board membership in accordance with the procedure set forth in Chemtura's Bylaws. For a nomination to be properly made by any shareholder and be considered for recommendation by the Board to the shareholders and included in our Proxy Statement for an annual meeting, written notice of such shareholder's nomination must be given, either by personal delivery or by registered or certified United States mail, postage prepaid, to the Secretary of Chemtura (and must be received by the Secretary) between the close of business Friday, January 8, 2016 and the close of business Sunday, February 7, 2016. However, if the number of directors to be elected to the Board at an annual meeting is increased and there is no public announcement by Chemtura naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice will also be considered timely, but only with respect to nominees for the additional directorships, if it is delivered to the secretary at the principal executive offices of Chemtura not later than the close of business on the tenth day following the day on which such public announcement is first made by Chemtura. Shareholders should refer to Chemtura's Bylaws for a complete description of requirements for such notice. Such notice should set forth all of the information required by Article II, Section 11 of our Bylaws. The Committee evaluates director nominees recommended by shareholders in the same manner in which it evaluates other director nominees.

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[Intentionally Left Blank]

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Consolidated Operating Income	Appendix A

Consolidated Operating Income, as used in this Proxy Statement and our Management Incentive Plan ("MIP"), is a financial measure that is not calculated or presented in accordance with generally accepted accounting principles ("GAAP"). While we believe that this measure is useful in evaluating our performance and for purposes of determining annual cash incentives under the MIP, investors should not consider it to be a substitute for financial measures prepared in accordance with GAAP. In addition, this financial measure may differ from similarly titled financial measures used by other companies and does not provide a comparable view of our performance relative to other companies in similar industries.

As used in this Proxy Statement and the MIP, Consolidated Operating Income is derived from Operating Income as disclosed in Chemtura's reports and earnings press releases, and adjusted to exclude certain expenses, gains and losses that may not be indicative of the performance of our core operations.

The table below shows for 2014, 2013 and 2012 the adjustments made to Operating Income from Continuing Operations in calculating Consolidated Operating Income. Operating Income in each year reflects the adoption of discontinued operations for our former Antioxidants and Consumer Products businesses and therefore the Operating Income of these businesses are not reflected in this table.

(In millions $)	2014	2013	2012

Operating income	619	98	179
Less: Amortization and accretion of "below-market" contract obligation	(6)	-	-
Plus: Accelerated depreciation of property, plant and equipment	4	1	-
Plus: Operational facility closures, severance and related costs	25	42	11
Less: Gain on sale of business	(529)	-	-
Plus: Environmental reserves	-	21	-
Plus: Pension settlement	21	-	-
Plus: UK pension benefit matter	(4)	(2)	-
Plus: Other adjustments	2	2	1

Consolidated Operating Income	132	162	191

Chemtura Corporation

2015 Proxy Statement  |  A-1

Consolidated Abbreviated Free Cash Flow	Appendix B

Consolidated Abbreviated Free Cash Flow is a financial measure that is not calculated or presented in accordance with generally accepted accounting principles ("GAAP"). While we believe that this measure is useful in evaluating our performance for purposes of determining annual cash incentives under our MIP, investors should not consider it to be a substitute for financial measures prepared in accordance with GAAP. In addition, this financial measure may differ from similarly titled financial measures used by other companies and does not provide a comparable view of our performance relative to other companies in similar industries.

As used in the MIP, Consolidated Abbreviated Free Cash Flow consists of Adjusted EBITDA (a non-GAAP performance measure that we disclose in our financial reports and earnings press releases), less increases (or plus reductions) in Net Working Capital, less Investments. Net Working Capital is calculated as the sum of account receivables and inventory less accounts payable. Investments are calculated as the sum of the value of capital expenditures and investments in intangible assets. Net Working Capital and Investments are each measured in a manner consistent with the methods used to compute their values in the preparation of the Statement of Cash Flows in accordance with US GAAP.

The table below shows for 2014, 2013 and 2012 a computation and reconciliation from Earnings (loss) from Continuing Operations to Adjusted EBITDA, and the further computation and reconciliation to arrive at Consolidated Abbreviated Free Cash Flow. In each year, the table reflects the adoption of discontinued operations for our former Antioxidants and Consumer Products businesses and therefore the results of these businesses are not reflected in this table.

(In millions $)	2014	2013	2012

(Loss) earnings from continuing operations	771	(22)	103
Plus: Interest expense	45	60	64
Plus: Loss on early extinguishment of debt	7	50	1
Plus: Other income, net	(12)	(8)	(15)
Plus: Income tax expense	(192)	18	26

Operating income	619	98	179
Plus: Depreciation and amortization	102	101	100
Less: Amortization and accretion of "below-market" contract obligation	(6)	-	-
Plus: Operational facility closures, severance and related costs	25	42	11
Less: Gain on sale of business	(529)	-	-
Plus: Non-cash stock-based compensation	14	13	22
Plus: Environmental reserves	-	21	-
Plus: Pension settlement	21	-	-
Plus: UK pension benefit matter	(4)	(2)	-
Plus: Other adjustments	2	2	1

Adjusted EBITDA	244	275	313
Less: (Increases) / reductions in Net Working Capital	(108)	(24)	8
Less: Investments	(121)	(176)	(142)

Consolidated Abbreviated Free Cash Flow	15	75	179

Chemtura Corporation

2015 Proxy Statement  |  B-1

Chemtura Corporation 2010 Long-Term Incentive Plan	Appendix C

CHEMTURA CORPORATION
2010 LONG-TERM INCENTIVE PLAN

(as amended through March 19, 2015)

Section 1. Purpose.

            The purpose of the Chemtura Corporation 2010 Long-Term Incentive Plan (hereinafter referred to as the "Plan") is to (a) advance the interests of Chemtura Corporation ("Chemtura"), its Subsidiaries and affiliates (Chemtura and its Subsidiaries and affiliates are collectively referred to as the "Company"), and its stockholders by providing incentives and rewards to those directors, officers, other employees and persons who provide services to the Company who are in a position to contribute to the long term growth and profitability of the Company, (b) assist the Company in attracting, retaining, and developing highly qualified employees for the successful conduct of their business, and (c) create a competitive compensation program.

Section 2. Definitions.

            2.1  "Award" means any award under the Plan. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

            2.2  "Board" means the Board of Directors of Chemtura.

            2.3  "Cause" means, unless otherwise determined by the Committee in the applicable Award agreement, with respect to a Participant's termination of employment or service with the Company, the following:

                        (a)  The Participant is a Party to an Agreement that Defines Cause. In the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), "cause" as defined under such agreement; provided, however, that with regard to any agreement under which the definition of "cause" only applies on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter; or

                        (b)  The Participant is Not a Party to an Agreement that Defines Cause. In the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a Participant's (i) theft, fraud, embezzlement or intentional disclosure of confidential and/or proprietary information; (ii) conduct or plans to engage in conduct that would be considered competition with the Company; (iii) willful disregard for or neglect by the Participant of his or her duties or the interests of the Company; (iv) commission of, indictment for, conviction of, or pleading of guilty or nolo contendere to, a felony or any crime involving moral turpitude; (v) breach of fiduciary duty, duty of loyalty or other breach of trust; or (vi) any willful act against the material financial interests of the Company. For purposes of the Plan, the Committee reserves the right, in its sole discretion, to make a determination as to whether a Participant's termination was for "Cause" after the actual termination of employment or service based on facts and circumstances discovered subsequent to such termination.

            2.4  "Change in Control" shall mean, unless otherwise determined by the Committee in the applicable Award agreement, the occurrence of any one or more of the following events:

                        (a) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of Chemtura in substantially the same proportions as their ownership of Stock of Chemtura or any person who owns five percent (5%) or more of the Stock of Chemtura on the Effective Date (as defined below) (a "Five Percent Owner")), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Chemtura representing more than fifty percent (50%) of the combined voting power of Chemtura's then outstanding securities;

                        (b) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, any company owned, directly or indirectly, by the stockholders of Chemtura in substantially the same proportions as their ownership of Stock of Chemtura or a Five Percent Owner), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) in one or a series of related transactions during any twelve (12)-month period, directly or indirectly, of securities of Chemtura representing thirty percent (30%) or more of the combined voting power of Chemtura's then outstanding securities;

                        (c) during any one-year period, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with Chemtura to effect a transaction described in paragraph (a), (b), (d) or (e) of this definition of "Change in Control" or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by Chemtura's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the one-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

                        (d) the consummation of a merger or consolidation of the Company with any other company, other than a merger or consolidation which would result in either (A) a Five Percent Owner beneficially owning more than fifty percent (50%) of the combined voting power of the voting securities of Chemtura or the surviving entity (or the ultimate parent company of Chemtura of the surviving entity) or (B) the voting securities of Chemtura outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of Chemtura or such surviving entity outstanding immediately after such merger or consolidation (or the ultimate parent company of the Company or such surviving entity); provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in subparagraphs (b) and (c)) acquires more than fifty percent (50%) of the combined voting power of Chemtura's then outstanding securities shall not constitute a Change in Control; or

                        (e) the consummation of a sale or disposition of all or substantially all the assets of the Company, in one or a series of related transactions during any twelve (12)-month period, other than the sale or disposition of all or substantially all of the assets of the Company to a Five Percent Owner or a person or persons who beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of Chemtura at the time of the sale.

                        (f) Notwithstanding the foregoing, with respect to any Award that is characterized as "nonqualified deferred compensation" within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a "change in ownership," a "change in effective control" or a "change in the ownership of a substantial portion of the assets" of the Company within the meaning of Section 409A of the Code.

            2.5  "Code" means the Internal Revenue Code of 1986, as now or hereafter amended.

            2.6  "Committee" shall mean the Compensation and Governance Committee of the Board or such other Committee appointed by the Board for the purpose of administering this Plan.

            2.7  "Disability" means, unless otherwise determined by the Committee in the applicable Award agreement, a disability as determined under procedures established by the Committee for purposes of the Plan and which, to the extent applicable, shall be the date a Participant becomes "disabled" within the meaning of Section 409A of the Code and the regulations issued thereunder.

            2.8  "Dividend Equivalent" means an amount determined by multiplying the number of shares of Stock or Stock Units subject to a grant by the per-share cash dividend, or the per-share fair market

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value (as determined by the Committee) of any dividend paid in consideration other than cash, paid by Chemtura on its Stock on a dividend payment date.

            2.9  "Eligible Employee" means any employee of the Company selected by the Committee. No "Eligible Employee" shall be a member of the Committee. Notwithstanding the foregoing, an Eligible Employee shall not include any individual not designated by the Company as an employee of the Company at the time of any determination.

            2.10  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            2.11  "Executive Officer" shall mean an executive officer of the Company, as such term is defined within the meaning of the Exchange Act or for purposes of Section 16 of the Exchange Act.

            2.12  "Full-Value Award" means any Award granted under the Plan other than (i) a Stock Option Award or (ii) a SAR.

            2.13  "Good Reason" means, unless otherwise determined by the Committee in the applicable Award agreement, with respect to a Participant's termination of employment or service with the Company, the following:

                        (a)  The Participant is a Party to an Agreement that Defines Good Reason. In the case where there is an employment agreement, change in control agreement or similar agreement in effect between the Company and the Participant at the time of the grant of the Award that defines "good reason" (or words or a concept of like import), a termination due to good reason (or words or a concept of like import), as defined in such agreement at the time of the grant of the Award, and, for purposes of the Plan, as determined by the Committee in its sole discretion; provided that any definition that is effective under an employment agreement, change in control agreement or similar agreement after a change in control shall only be effective for purposes of the Plan after a change in control; or

                        (b)  The Participant is Not a Party to an Agreement that Defines Good Reason. In the case where there is no employment agreement, change in control agreement or similar agreement in effect between the Company and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "good reason" (or words or a concept of like import)), a termination due to: (i) a material reduction in the Participant's base salary, (ii) the assignment of duties that are materially inconsistent with the Participant's position or status with the Company, or (iii) a relocation of the Participant's primary place of employment to a location more than twenty-five (25) miles further from the Participant's primary residence than the location of the Company's offices at the time of the grant of the Award; provided that in order to invoke a termination for Good Reason, (A) the Participant must provide written notice within ninety (90) days of the occurrence of any event of "Good Reason," (B) the Company must fail to cure such event within ten (10) days of the giving of such notice, and (C) the Participant must terminate employment within thirty (30) days following the expiration of the Company's cure period.

            2.14  "Incentive Stock Option" means any Stock Option Award granted pursuant to Section 6 which is designated as such by the Committee and which complies with Section 422 of the Code.

            2.15  "Market Price" means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or (b) if the Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Market Price in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code.

            2.16  "Non-Employee Director" means a member of the Board who is not otherwise employed by the Company.

            2.17  "Non-Qualified Stock Option" means any Stock Option Award granted pursuant to this Plan which is not an Incentive Stock Option.

            2.18  "Participant" shall mean an individual selected to participate in the Plan pursuant to Section 3.

            2.19  "Performance Award" shall mean an Award granted pursuant to Section 11.

            2.20  "Qualified Member" means a member of the Committee who is (i) a "non-employee director" of Chemtura as defined in Rule 16b-3(b)(3) under the Exchange Act, (ii) an "outside director"

within the meaning of Regulation 1.162-27 under Code Section 162(m) and (iii) an "independent director" under the rules of any national securities exchange or national securities association, as applicable.

            2.21  "Qualified Performance-Based Award" shall have the meaning set forth in Section 13.1.

            2.22  "Restricted Stock" means Stock subject to restrictions on the transfer of such Stock, conditions for forfeiture of such Stock, or any other limitations or restrictions as determined by the Committee.

            2.23  "Retirement" means retirement from active employment with the Company upon attainment by the Participant of age 55 or more with at least five years of service recognized generally by the Company for eligibility and determination of employee benefits, or attainment of age 65.

            2.24  "SAR" shall have the meaning set forth in Section 8.

            2.25  "Securities Act" means the Securities Act of 1933, as amended.

            2.26  "Stock" shall mean the common stock, $0.10 par value per share, of Chemtura.

            2.27  "Stock Awards" shall have the meaning set forth in Section 7.

            2.28  "Stock Option Awards" shall have the meaning set forth in Section 6.

            2.29  "Stock Unit" shall mean an Award of a phantom unit, representing one or more shares of Stock, as described in Section 9.

            2.30  "Subsidiary" means any business entity in which Chemtura, directly or indirectly, owns fifty percent (50%) or more of the total combined voting power of all classes of stock or other equity interest.

Section 3. Participation.

            The Participants shall be those Eligible Employees, Non-Employee Directors, or individuals who perform services for the Company, who are selected to participate in the Plan by the Committee. Any Eligible Employee, Non-Employee Director or individual who performs services for the Company, or each member of any group of Eligible Employees or Non-Employee Directors or such individuals, to whom the Committee has granted an Award, shall be deemed a Participant with respect to such Award.

Section 4. Administration.

            4.1  Committee. The Plan shall be administered and interpreted by the Committee, which shall have sole authority to make rules and regulations for the administration of the Plan. At any time that a member of the Committee is not a Qualified Member, (i) any action of the Committee relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members, and (ii) any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either by the Board, a subcommittee of the Committee consisting of two or more Qualified Members or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, and that authority specifically reserved to the Board under the terms of the Plan, Chemtura's Articles of Incorporation, By-Laws, or applicable law shall be exercised by the Board and not by the Committee. The Board shall serve as the Committee in respect of any Awards made to any Non-Employee Director.

The interpretations and decisions of the Committee with regard to the Plan shall be final and conclusive and binding upon all Participants. The Committee may request advice or assistance or employ such persons (including, without limitation, legal counsel and accountants) as it deems necessary for the proper administration of the Plan. The Committee shall: (i) adopt, amend, suspend, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan; (ii) correct any defect or supply any omission or reconcile any inconsistency in the

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Plan and construe and interpret the Plan and any Award, rules and regulations, Award agreement, or other instrument hereunder; (iii) make determinations relating to eligibility for and entitlements in respect of Awards, and make all factual findings related thereto; and (v) take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan. In addition, the Committee may from time to time establish one or more sub-plans under the Plan by adopting supplements to the Plan containing (i) such limitations as the Committee deems necessary or desirable, and (ii) such additional terms and conditions not inconsistent with the Plan as the Committee shall deem necessary or desirable. All sub-plans adopted by the Committee shall be deemed to be part of the Plan.

            4.2  Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, or as provided in Section 13, the Committee may delegate, on such terms and conditions as it determines in its sole and absolute discretion, to one or more senior executives of the Company (i) the authority to make grants of Awards to Eligible Employees (other than Executive Officers) or individuals who perform services for the Company, (ii) the authority to provide for continued vesting following, or accelerated vesting upon, certain terminations of employment with the Company and (iii) other administrative responsibilities. Any such allocation or delegation may be revoked by the Committee at any time.

            4.3  Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on behalf of the Committee or members thereof shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

Section 5. Awards.

            5.1  Types of Awards. The Committee shall have the discretion to determine the type of Awards to be granted under the Plan. Such Awards may be in a form payable in either Stock or cash, including, but not limited to, Stock Option Awards, Stock, Restricted Stock, bonus Stock, SARs, Stock Units, Performance Awards and dividend equivalents or a combination thereof. The Committee is authorized to grant Awards as a bonus, or to grant Awards in lieu of obligations of the Company to pay cash or grant other awards under other plans or compensatory arrangements, to the extent permitted by such other plans or arrangements. All Awards shall be made pursuant to Award agreements (which may be in electronic form) between the Participant and the Company or such other plans as the Committee may adopt from time to time. The agreements or plans shall be in such form as the Committee approves from time to time.

            5.2  Terms and Conditions of Awards. Subject to the provisions of the Plan, the Committee shall determine the size of each Award to be granted (including, where applicable, the number of shares of Stock to which an Award will relate), and all other terms and conditions of each such Award (including, but not limited to, any exercise price, grant price, or purchase price, any restrictions or conditions relating to transferability, forfeiture, exercisability, or settlement of an Award, and any schedule or performance conditions for the lapse of such restrictions or conditions, and accelerations or modifications thereof, based in each case on such considerations as the Committee shall determine). The Committee may determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, shares of Stock, other Awards, or other consideration, or an Award may be canceled, forfeited, or surrendered. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and measuresof performance as it may deem appropriate in establishing performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Section 13.1 in the case of a Qualified Performance-Based Award intended to qualify under Code Section 162(m). Notwithstanding the foregoing, the period during which an Award may remain outstanding shall not exceed ten (10) years from the date the Award is granted.

            5.3  Maximum Amount Available. The total number of shares of Stock that may be delivered to Participants or their beneficiaries pursuant to all Awards granted under this Plan shall not exceed 11,000,000 shares, subject to Section 5.6. Solely for the purpose of computing the foregoing maximum shares of Stock limitation under this Plan, there shall not be counted: (i) any shares which have been forfeited or lapse under the Plan and (ii) any shares deliverable pursuant to an Award which, prior to such computation, has terminated in accordance with its terms or has been cancelled by the Participant or the Company. With respect to SARs settled in Stock, upon settlement, only the number of shares of Stock delivered to a Participant (based on the difference between the Market Price of the shares of Stock subject to the SARs on the date such SARs are exercised and the base price of the SARs on the date such SARs were awarded) shall count against the aggregate and per-participant share limitations set forth in this Section 5.3, and Sections 5.4 and 5.5. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations.

            5.4  Award-Specific Limitations. The total number of shares of Stock available for delivery under the Plan pursuant to Awards of Incentive Stock Options shall not exceed the total number of shares defined above in Section 5.3, subject to Section 5.6.

            5.5  Per-Participant Limitation on Stock-Based Awards. In any calendar year, no Participant may be granted Awards (which may be granted all in the form of one type of Award or in a combination of them) that relate to more than 2,750,000 shares of Stock, subject to Section 5.6. In addition, no more than 2,750,000 shares of Stock and, no more than $5,000,000 in each case, pursuant to any Performance Awards shall be granted to one individual in a calendar year. This Section 5.5 shall apply only with respect to Awards that are denominated by a specified number of shares of Stock, even if the Award may be settled in cash or a form other than Stock. If the number of shares of Stock ultimately payable in respect of an Award is a function of future achievement of performance targets, then for purposes of this limitation, the number of shares of Stock to which such Award relates shall equal the number of shares of Stock that would be payable assuming maximum performance was achieved.

            5.6  Adjustment in the Event of Recapitalization, etc. In the event of any change in the outstanding shares of Chemtura by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change or in the event of any special distribution to the stockholders, the Committee shall make such equitable adjustments in the number of shares and prices per share applicable to Stock Option Awards and SARs then outstanding and in the number of shares which are available thereafter for other Awards, both under the Plan as a whole and with respect to individuals and Award type. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including cancellation of Awards in exchange for the intrinsic (i.e., in-the-money) value, if any, of the vested portion thereof, substitution of Awards using securities or other obligations of a successor or other entity, acceleration of the expiration date for Awards, or adjustment to performance goals in respect of Awards) in recognition of unusual or nonrecurring events (including events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan. Notwithstanding the foregoing, if any such event will result in a Change in Control, then if the document governing such acquisition (e.g., merger agreement) specifies the treatment of outstanding Awards (including cashing-out Awards), such treatment shall govern without the need for any action by the Committee. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

            5.7  Stand-Alone, Additional, Tandem, and Substitute Awards. Subject to Section 6.3 and Section 409A of the Code, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company or any business entity to be acquired by the Company, or any other right of a Participant to receive payment from the Company, and in granting a new Award, the Committee may determine that the value of any surrendered

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Award or Award may be applied to reduce the exercise price of any Stock Option Award or SAR or purchase price of any other Award.

Section 6. Stock Options.

            6.1  Award Types. The Company may award options to purchase Stock (referred to as "Stock Option Awards") to such Participants as the Committee authorizes and under such terms as the Committee establishes. The Committee shall determine with respect to each Stock Option Award, and designate in the grant, whether a Participant is to receive an Incentive Stock Option or a Non-Qualified Stock Option, or combination thereof. Notwithstanding the foregoing, Incentive Stock Options may be granted only to Eligible Employees. To the extent that any Stock Option Award does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option Award or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.

            6.2  Exercise Price. The exercise price of each share of Stock subject to a Stock Option Award shall be specified in the Award agreement and shall not be less than the Market Price of the shares of Stock subject thereto as determined on the date of grant of the Stock Option Award. If the Participant to whom an Incentive Stock Option is granted owns, at the time of the grant, more than ten percent (10%) of the combined voting power of the Participant's employer or a parent or subsidiary of the employer, the exercise price of each share of Stock subject to such grant shall be not less than one hundred ten percent (110%) of the price described in the preceding sentence.

            6.3  Prohibition on Repricing. Without shareholder approval, no Stock Option Award granted hereunder shall be amended to reduce the exercise price under such Stock Option Award, surrendered in exchange for a replacement Stock Option Award having a lower exercise price per share, or surrendered in exchange for cash or another Award; provided, that, this Section 6.3 shall not restrict or prohibit any adjustment or other action taken pursuant to Section 5.6, or pursuant to Section 14 in connection with a Change in Control.

            6.4  Duration of Stock Option Awards. A Stock Option Award by its terms shall be of no more than ten (10) years' duration, except that an Incentive Stock Option granted to a Participant who, at the time of the grant, owns Stock representing more than ten percent (10%) of the combined voting power of the Participant's employer or a parent or subsidiary of the employer shall by its terms be of no more than five (5) years' duration.

            6.5  Exercisability. Stock Option Awards shall be exercisable at such time as the Committee shall determine and specify in the Award agreement , or as otherwise determined by the Committee or its delegate, provided, however, that, unless otherwise provided in an Award agreement, Stock Option Awards shall also be exercisable as follows:

                        (a) if a Participant's employment or service terminates by reason of death, any Stock Option Award held by such Participant or any permitted transferee of such Participant may thereafter be exercised, to the extent then exercisable at the time of death, for a period of two years from the date of such death or until the expiration of the stated term of such Stock Option Award, whichever period is shorter;

                        (b) if a Participant's employment or service terminates by reason of Disability, any Stock Option Award held by such Participant or any permitted transferee of such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of two years from the date of such termination of employment or service or until the expiration of the stated term of such Stock Option Award, whichever period is shorter; provided, however, that, if the holder of the Stock Option Award dies while any such Stock Option Award remains exercisable, any unexercised Stock Option Award so held at death shall continue to be exercisable to the extent to which it was exercisable at the time of such holder's death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option Award, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option Award will thereafter be treated as a Non-Qualified Stock Option;

                        (c) If a Participant's employment or service terminates by reason of Retirement, any Stock Option Award held by such Participant or any permitted transferee of such Participant may thereafter be exercised by the holder, to the extent it was exercisable at the time of Retirement, for a period of five years from the date of such termination of employment or service or until the expiration of the stated term of such Stock Option Award, whichever period is the shorter; provided, however, that if the holder dies within such five-year period, any unexercised Stock Option Award held by such holder shall, notwithstanding the expiration of such five-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option Award, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for the purposes of Section 422 of the Code, such Stock Option Award will thereafter be treated as a Non-Qualified Stock Option;

                        (d) if a Participant's employment or service terminates for any reason other than death, Disability, Retirement, or Cause, any Stock Option Awards held by such Participant or any permitted transferee of such Participant may thereafter be exercised by the holder, to the extent it was exercisable at the time of termination, for a period of 90 days from the date of such termination of employment or service or until the expiration of the stated term of such Stock Option Award, whichever period is shorter; provided, however, that if the holder dies within such 90-day period, any unexercised Stock Option Award so held shall, notwithstanding the expiration of such 90-day period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option Award, whichever period is shorter. If a Participant's employment or service is terminated for Cause, all rights under any Stock Option Award (whether vested or unvested) held by such Participant or any permitted transferee of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

            Notwithstanding anything the foregoing, in no event may a Stock Option Award be exercised after its expiration date.

            6.6  Manner of Exercise. A Stock Option Award may be exercised by the Participant (or, if the Stock Option Award has been duly transferred, the transferee) with respect to part or all of the shares subject to the Stock Option Award by giving written notice to the Company or its designee of the exercise of the option according to such procedures as the Company may establish.

            6.7  Payment of Exercise Price. The exercise price for the shares for which an option is exercised shall be paid by the exercisor within ten (10) business days after the date of exercise and the terms of the Stock Option Award may provide that the exercise price may be paid:

                        (a) in cash;

                        (b) in whole shares of Stock owned by the exercisor prior to exercising the option;

                        (c) by having the Company withhold shares that otherwise would be delivered to the exercisor pursuant to the exercise of the option in an amount equal in value to the exercise price;

                        (d) in a combination of either cash and delivery of shares, or cash and withholding of shares; or

                        (e) by whatever other means the Committee may deem appropriate.

            The value of any share of Stock delivered or withheld in payment of the exercise price shall be its Market Price on the date the option is exercised.

            6.8  Limits on Incentive Stock Options. The aggregate Market Price of all shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any one calendar year, under this Plan or any other stock option plan maintained by the Company, shall not exceed $100,000. The Market Price shall be determined on the date the related Stock Option Award is granted.

Section 7. Grants of Stock.

            7.1  Award Types. The Committee may grant, either alone or in addition to other Awards granted under the Plan, shares of Stock or Restricted Stock (hereinafter referred to as a "Stock Award") to such Participants as the Committee authorizes and under such terms as the Committee establishes. The Committee, in its discretion, may also make a cash payment to a Participant granted shares of Stock or Restricted Stock under the Plan to allow such Participant to satisfy tax obligations arising out of receipt of the Stock or Restricted Stock.

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            7.2  Rights as a Stockholder. The Participant shall have, with respect to Restricted Stock, all of the rights of a stockholder of Chemtura, including the right to vote the shares, except that a Participant's right to receive any dividends shall be subject to the same vesting period as the Restricted Stock to which such dividend rights relate, and shall be payable as soon as administratively practicable after the vesting thereof (but in any event by March 15 following the year in which vesting occurs).

            7.3  Award and Certificate. Participants who receive Restricted Stock shall not have any right with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company (which may be in electronic form), to the extent required by the Committee, and has otherwise complied with the applicable terms and conditions of such Award. Further, Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

"The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Chemtura Corporation (the "Company") 2010 Long-Term Incentive Plan (the "Plan") and an agreement entered into between the registered owner and the Company dated . Copies of such Plan and agreement are on file at the principal office of the Company."

            7.4  Transferability. Restricted Stock may not be sold or transferred by the Participant until the restrictions that have been established by the Committee have lapsed.

            7.5  Forfeiture. Unless otherwise set forth in an Award agreement or as otherwise provided by the Committee or its delegate, upon a termination by the Participant or the Company of the Participant's employment or service for any reason during the period any restrictions are in effect, all Restricted Stock held by the Participant shall be forfeited without compensation to the Participant.

Section 8. SARs.

            8.1  General Requirements. The Committee may grant Awards of Stock appreciation rights ("SARs") to any Participant, upon such terms and conditions as the Committee deems appropriate under this Section 8. Each SAR shall represent the right of the Participant to receive, upon settlement of the SAR, an amount equal to the excess of the Market Price of one share of Stock on the date of exercise of the SAR over the base amount of the SAR, where the base amount is equal to the Market Price of a share of Stock as determined on the date of grant of the Award or such higher amount as is determined by the Committee and set forth in the applicable Award agreement.

            8.2  Terms of SARs. The Committee shall determine the terms and conditions of SARs and may grant SARs separately from or in tandem with any Stock Option Award (for all or a portion of the applicable Stock Option Award). Tandem SARs may be granted either at the time the Stock Option Award is granted or any time thereafter while the Stock Option Award remains outstanding; provided, however, that in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee will determine the number of SARs to be granted, the base amount (which shall not be less than the Market Price of a share of Stock as determined on the date of grant of the Award), the vesting and other restrictions applicable to SARs and the period during which SARs will remain exercisable. A SAR Award by its term shall be of no more than ten (10) years' duration.

            8.3  Payment With Respect to SARs. The Committee shall determine whether the appreciation in a SAR shall be paid in the form of cash, in Stock, or in a combination thereof, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Stock to be received, Stock shall be valued at its

Market Price on the date of exercise of the SAR. If shares of Stock are to be received upon exercise of a SAR, cash shall be delivered in lieu of any fractional share.

            8.4  Requirement of Employment or Service. SARs shall be exercisable at such time as the Committee shall determine and specify in the Award agreement, or as otherwise determined by the Committee or its delegate, provided, however, that, unless otherwise provided in an Award agreement, SARs shall also be exercisable in the same manner as set forth in Section 6.5.

            8.5  Prohibition on Repricing. Without shareholder approval, no SAR granted hereunder shall be amended to reduce the base price under such SAR, surrendered in exchange for a replacement SAR having a lower base price per share, or surrendered in exchange for cash or another Award; provided, that, this Section 8.5 shall not restrict or prohibit any adjustment or other action taken pursuant to Section 5.6, or pursuant to Section 14 in connection with a Change in Control.

Section 9. Stock Units.

            9.1  General Requirements. The Committee may grant Stock Units to any Participant, upon such terms and conditions as the Committee deems appropriate under this Section 9. Each Stock Unit shall represent the right of the Participant to receive a share of Stock or an amount based on the value of a share of Stock. All Stock Units shall be credited to accounts on the Company's records for purposes of the Plan.

            9.2  Terms of Stock Units. The Committee may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

            9.3  Payment With Respect to Stock Units. Payment with respect to Stock Units shall be made in cash, in Stock, or in a combination thereof, as determined by the Committee, and at such times as specified in the Award agreement in accordance with section 409A of the Code. The Award agreement shall specify the maximum number of shares that shall be paid under the Stock Units.

            9.4  Requirement of Employment or Service. The Committee shall determine in the Award agreement, or as otherwise determined by the Committee or its delegate, under what circumstances a Participant may retain Stock Units after termination of the Participant's employment or service, and the circumstances under which Stock Units may be forfeited. Unless otherwise set forth in an Award agreement, or as otherwise determined by the Committee or its delegate, upon a termination by the Participant or the Company of the Participant's employment or service for any reason during the period any restrictions are in effect, all Stock Units held by the Participant shall be forfeited without compensation to the Participant.

Section 10. Dividend Equivalents.

            When the Committee makes a grant of a Full-Value Award under the Plan, the Committee may grant Dividend Equivalents in connection with such Awards, under such terms and conditions as the Committee deems appropriate under this Section 10. All Dividend Equivalents shall be credited to accounts on the Company's records for purposes of the Plan. Dividend Equivalents shall be subject to the same vesting period as the Award to which they relate and shall be payable as soon as administratively practicable after the vesting thereof (but in any event by March 15 following the year in which vesting occurs). Dividend Equivalents may be accrued as a cash obligation, or may be converted to Stock Units for the Participant, as determined by the Committee. Unless otherwise specified in the Award agreement, deferred Dividend Equivalents will not accrue interest.

Section 11. Performance Awards.

            11.1  Award Types. The Committee may grant, either alone or in addition to other Awards granted under the Plan, Awards of Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based on, the Market Price of Stock, or other securities of the Company, based on the performance of the Company ("Performance Awards") to such Participants as the Committee authorizes and under such terms as the Committee establishes. Performance Awards may be paid in Stock, Restricted Stock or other securities of the Company, cash or any other form of property as the Committee shall determine.

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2015 Proxy Statement  |  C-5

            11.2  Terms and Conditions of Awards. Performance Awards shall entitle the Participant to receive an Award if the measures of performance established by the Committee are met. The measures of performance shall be established by the Committee in its absolute discretion. The Committee shall determine the times at which Performance Awards are to be made and all conditions of such Awards. Notwithstanding the foregoing, if a Participant terminates employment or service during a performance period applicable to a Performance Award because of death or Disability, such Participant shall be entitled to a payment with respect to each such outstanding Performance Award at the end of the applicable performance period:

              (i)  based, to the extent relevant under the terms of the Award, upon the Participant's performance for the portion of such performance period ending on the date of termination and the performance of the Company or any applicable business unit for the entire performance period, and

              (ii)  prorated for the portion of the performance period during which the Participant was employed by, or provided services to, the Company, all as determined by the Committee.

            If a Participant ceases employment or service during a performance period for any other reason, then such Participant shall not be entitled to any payment with respect to any unvested Performance Award, unless otherwise determined by the Committee or its delegate.

Section 12. Other Awards.

            The Committee may grant other Awards that are cash-based or based on, measured by or payable in Stock to Participants, on such terms and conditions as the Committee deems appropriate under this Section 12. Other Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Stock or cash, or in a combination thereof, as determined by the Committee in the Award agreement or applicable plan.

Section 13. Qualified Performance-Based Awards.

            13.1  Performance Awards Granted to Designated Covered Employees. If the Committee determines that an Award to be granted to a Participant who is designated by the Committee as likely to be a Covered Employee (as defined below) should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise, and/or settlement of such Award (a "Qualified Performance-Based Award") shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 13. This Section 13 shall not apply to Awards that otherwise qualify as "performance-based compensation" by reason of Regulation 1.162-27(e)(2)(vi) (relating to certain stock options and stock appreciation rights).

                        (a) Performance Goals Generally. The performance goals for such Qualified Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each such criterion, as specified by the Committee consistent with this Section 13.1. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Qualified Performance-Based Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise, and/or settlement of such Qualified Performance-Based Awards. Performance goals may differ for Qualified Performance-Based Awards granted to any one Participant or to different Participants.

                        (b) Business Criteria. One or more of the following business criteria, either alone or in any combination, for the Company, on a consolidated basis, and/or for specified Subsidiaries, divisions, or business units of Chemtura (where the criteria are applicable), shall be used by the Committee in establishing performance goals for such Qualified Performance-Based Awards, which shall include or exclude discontinued operations, acquisition expenses and restructuring expenses and/or other one-time or extraordinary items of income, revenue or expense and related tax effects as the Committee may determine: (i) earnings per share; (ii) net income; (iii) revenue or net sales; (iv) cash flow; (v) return on assets; (vi) return on net assets; (vii) return on invested capital; (viii) return on equity; (ix) profitability; (x) economic value added; (xi) gross profit; (xii) operating income; (xiii) profit measures as a percentage of net sales; (xiv) earnings or income before income taxes; (xv) earnings or income before interest and income taxes; (xvi) earnings before interest, income taxes, depreciation and amortization; (xvii) total stockholder return; (xviii) book value; (xix) expense management; (xx) capital structure and working capital; (xxi) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, gross profit, market penetration, geographic business expansion, innovation and new product development, cost targets or goals relating to acquisitions or divestitures; (xxii) costs; (xxiii) employee morale or productivity; (xxiv) customer satisfaction or loyalty; (xxv) customer service; (xxvi) compliance programs; (xxvii) manufacturing productivity, efficiency and product yields; (xxiii) working capital measures; and (xxix) safety. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring, productivity initiatives or new business initiatives; non-operating items; effects of acquisitions and divestitures, including, but not limited to, purchase accounting, income and losses on discontinued operations and gains and losses on the sale of businesses, the mark-up of inventory held by the acquired business at the date of acquisition, the write-off of in-process R&D and professional fees and expenses related to the transaction; reorganization effects; gains and losses on the extinguishment of debt; tax effects of such inclusions and exclusions; and unusual or non-recurring tax expense or benefit items. Any such performance criterion or combination of such criteria may apply to the Participant's Award in its entirety or to any designated portion or portions of the Award, as the Committee may specify.

                        (c) Performance Period; Timing for Establishing Qualified Performance-Based Award Terms. Achievement of performance goals in respect of such Qualified Performance-Based Awards shall be measured over a performance period of up to 10 years, as specified by the Committee. Performance goals, amounts payable upon achievement of such goals, and other material terms of Qualified Performance-Based Awards shall be established by the Committee (i) while the performance outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period.

                        (d) Qualified Performance-Based Award Pool. The Committee may establish a Qualified Performance-Based Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Qualified Performance-Based Awards. The amount of such Qualified Performance-Based Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 13.1(b) hereof during the given performance period, as specified by the Committee in accordance with Section 13.1(c) hereof. The Committee may specify the amount of the Qualified Performance-Based Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria. In such case, Qualified Performance-Based Awards may be granted as rights to payment of a specified portion of the Qualified Performance-Based Award pool, and such grants shall be subject to the requirements of Section 13.1(c).

                        (e) Settlement of Qualified Performance-Based Awards; Other Terms. Settlement of such Qualified Performance-Based Awards shall be in cash, Stock, or other Awards, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Qualified Performance-Based Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Qualified Performance-Based Award subject to this Section 13.1. The Committee shall specify the circumstances in which such Qualified Performance-Based Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Qualified Performance-Based Awards.

                        (f) Impact of Extraordinary Items or Changes in Accounting. To the extent applicable, the determination of achievement of performance goals for Qualified Performance-Based Awards shall be made in accordance with U.S. generally accepted accounting principles ("GAAP") and a manner consistent with the methods used in the Company's audited financial statements, and, unless the Committee decides otherwise within the period described in Section 13.1(c), without regard to (i) extraordinary items as determined by the Company's independent public accountants in accordance with GAAP, (ii) changes in accounting methods, or

2015 Proxy Statement

C-6  |  Chemtura Corporation

(iii) non-recurring acquisition expenses and restructuring charges. Notwithstanding the foregoing, in calculating operating earnings or operating income (including on a per share basis), the Committee may, within the period described in Section 13.1(c), provide that such calculation shall be made on the same basis as reflected in a release of the Company's earnings for a previously completed period as specified by the Committee.

            13.2  Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Qualified Performance-Based Awards, the achievement of performance goals relating to Qualified Performance-Based Awards, and the amount of any final Qualified Performance-Based Award shall be recorded in writing. Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Code Section 162(m), prior to settlement of each Qualified Performance-Based Award, that the performance goals and other material terms of the Qualified Performance-Based Award upon which settlement of the Qualified Performance-Based Award was conditioned have been satisfied. The Committee may not delegate any responsibility relating to such Qualified Performance-Based Awards.

            13.3  Status of Section 13.1 Awards under Code Section 162(m). It is the intent of the Company that Qualified Performance-Based Awards under Section 13.1 constitute "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 13.1, 13.2 and 13.3, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term "Covered Employee" as used herein shall mean only a person designated by the Committee, at the time of grant of a Qualified Performance-Based Award, as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan as in effect on the date of adoption of any agreements relating to Qualified Performance-Based Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

Section 14. Change in Control.

            14.1  Treatment of Awards. In the event of a Change in Control, and except as otherwise provided by the Committee in an Award agreement, a Participant's Award shall be treated in accordance with one of the following methods as determined by the Committee:

                        (a) Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 5.6 hereof, as determined by the Committee, and restrictions to which shares underlying Stock Awards or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Stock Award or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Stock on such terms as determined by the Committee; provided that the Committee may decide to award additional Stock Awards or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option Award shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto); and

                        (b) The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 14.1(b), "Change in Control Price" shall mean the highest price per share of Stock paid in any transaction related to a Change in Control of the Company.

            14.2  Committee Discretion. Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.

Section 15. General Provisions.

            15.1  Assignment. Subject to the provisions of Section 15.2, if applicable, any assignment or transfer of any Awards without the written consent of the Company shall be null and void.

            15.2  Transferability.

                        (a) Generally, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Awards received pursuant to the Plan prior to the date on which any applicable restriction or performance period established by the Committee lapses. Notwithstanding the foregoing, Awards shall be transferable by the Participant:

                          (i)  in the case of the Participant's death (to the extent the Award, by its terms, survives the Participant's death), pursuant to the beneficiary designation then on file with the Company, or, in the absence of such a beneficiary designation (or if the designated beneficiary has pre-deceased the Participant), by will or the laws of descent and distribution (in which case the Company without liability to any other person, may rely on the directions of the executor or administrator of the Participant's estate with respect to the disposition or exercise of such Awards);

                          (ii)  in the Committee's discretion, the terms of an Award (other than an Incentive Stock Option) may permit the Participant to transfer the Award to (w) his or her spouse, children (including by adoption), stepchildren or grandchildren (referred to herein as the Participant's "Family Members"), (x) a trust or trusts for the exclusive benefit of such Family Members, (y) a partnership in which such Family Members are the only partners, or (z) such other persons or entities as the Committee may approve on a case-by-case basis; or

                          (iii)  in the case of a transferee's death, to his/her estate without rights to further distribution.

                        (b)  Any transfer pursuant to this Section 15.2 shall be subject to the following:

                          (i)  there may be no consideration for any such transfer;

                          (ii)  the Award agreement pursuant to which such Award is granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 15.2; and

                          (iii)  subsequent transfers of transferred Awards shall be prohibited except those in accordance with this Section 15.2.

                        (c)  Following transfer, any transferred Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Unless otherwise provided herein, the events of death, Disability, Retirement and termination of employment or service with respect to an outstanding Award shall be in relation to the original grantee Participant notwithstanding an earlier transfer of the Award.

            15.3  Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other consideration pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

            15.4  No Right to Employment. Participation in this Plan shall not affect the Company's right to discharge a Participant. Unless otherwise specified in the applicable Award agreement, (i) an approved leave of absence shall not be considered a termination of employment or service for purposes of an Award under the Plan, and (ii) any Participant who is employed by or performs services for a Subsidiary shall be considered to have terminated employment or service for purposes of an Award under the Plan if such Subsidiary is sold or no longer qualifies as a Subsidiary of Chemtura, unless such Participant remains employed by the Company.

            15.5  Cancellation and Rescission of Awards.

                        (a) The Committee shall have the discretion with respect to any Award granted under this Plan to establish upon its grant conditions under which: (i) the Award may be later forfeited, cancelled, rescinded, suspended, withheld or otherwise limited or restricted; or (ii) gains realized by the grantee in connection with an Award or an Award's exercise may be recovered; provided that such conditions and their consequences are: (A) clearly set forth in the Award agreement or other grant document; and (B) fully comply with applicable laws. These conditions may include, without limitation, actions by the Participant which constitute a conflict of interest with

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2015 Proxy Statement  |  C-7

the Company, violate the Company's Code of Business Conduct, are prejudicial to the Company's interests, or are in violation of any non-compete agreement or obligation, any confidentiality agreement or obligation, the Company's applicable policies or the Participant's terms and conditions of employment.

                        (b) The Committee may require, upon exercise, vesting, payment or delivery pursuant to an Award, that the Participant certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Award agreement.

            15.6  Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan or of any amendment to shareholders for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including the granting of awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

            15.7  Successors and Assigns. The Plan and Award agreements may be assigned by the Company to any successor to the Company's business. The Plan and any applicable Award agreement shall be binding on all successors and assigns of the Company and a Participant, including any permitted transferee of a Participant, the beneficiary or estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

            15.8  Taxes. The Company is authorized to withhold from any delivery of shares of Stock in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive shares of Stock or other consideration and to make cash payments in respect thereof in satisfaction of withholding tax obligations. To enable the Company to meet any applicable federal, state or local withholding tax requirements arising as a result of the grant, vesting, or exercise of an Award, the Participant (or the Participant's estate) shall pay the Company the amount of tax to be withheld or may elect to satisfy such obligation:

                        (a) by having the Company withhold shares of Stock that otherwise would be delivered to the Participant pursuant to the granting, payment, vesting, or exercise of an Award (as the case may be), for which the tax is being withheld;

                        (b) by delivering to the Company other shares of Stock owned by the Participant prior to the granting, payment, vesting, or exercise of an Award (as the case may be); or

                        (c) by making a payment to the Company consisting of a combination of cash and shares of Stock.

            Such an election shall be made prior to the date to be used to determine the tax to be withheld. The value of any share of Stock to be withheld by the Company or delivered to the Company pursuant to this Section 15.8 shall be the Market Price on the date used to determine the amount of tax to be withheld.

            15.9  Compliance with Laws and Obligations. The Company shall not be obligated to issue or deliver shares of Stock in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of any applicable securities law, any requirement under any listing agreement between the Company and any securities exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

            15.10  No Right to Awards; No Shareholder Rights. No Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, employees, consultants, or directors. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until shares of Stock are duly issued or transferred and delivered to the Participant in accordance with the terms of the Award.

            15.11  Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the

Plan shall be construed and enforced as if such provisions had not been included.

            15.12  Financial Restatements. To the extent required by any applicable law, rule or regulation, Awards granted under this Plan shall be subject to any policies adopted by the Company to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Section 16. Amendment, Suspension, or Termination.

            16.1 The Board may suspend, terminate, or amend the Plan, including, but not limited to, such amendments as may be necessary or desirable resulting from changes in the federal income tax laws and other applicable laws, but may not, without the affirmative vote of a majority of all votes duly cast on the matter at a meeting of the stockholders of the Company (provided that the total votes cast on the matter represent over 50% of the shares entitled to vote on the matter) (a) increase the total number of shares of Stock that may be granted under this Plan or (b) amend the Plan in any manner that would require stockholder approval under applicable law.

            16.2 It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Exchange Act and any related regulations. In addition, it is the intent of the Company that the Plan and applicable Awards under the Plan comply with the applicable provisions of Sections 162(m) and 422 of the Code. The Committee may revoke any Award if it is contrary to law or modify an Award to bring it into compliance with any valid and mandatory government regulation. All grants to, and exercises of options by Executive Officers under this Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act and regulations promulgated thereunder.

            16.3 The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in the Plan or Award agreement, any payment(s) of "nonqualified deferred compensation" (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a "specified employee" (as defined under Section 409A of the Code) as a result of such employee's separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award agreement) upon expiration of such delay period.

Section 17. Governing Law; Waiver of a Jury Trial.

The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law. The Company and each Participant shall irrevocably and unconditionally waive all right to trial by jury in any proceeding relating to the Plan or any Award made hereunder, or for the recognition and enforcement of any judgment in respect thereof (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award made hereunder.

Section 18. Effective Date and Duration of the Plan.

            This Plan was originally effective as of November 10, 2010 (the "Effective Date"), and was amended and restated as of May 9, 2012 and further amended as of March 19, 2015. No Award shall be granted under this Plan on or after the tenth (10th) anniversary of the Effective Date.

2015 Proxy Statement

C-8  |  Chemtura Corporation

Corporate Headquarters
1818 Market Street, Suite 3700
Philadelphia, Pennsylvania 19103

 North American Headquarters
199 Benson Road
Middlebury, Connecticut 06749

CHEMTURA CORPORATION. 199 BENSON ROAD MIDDLEBURY, CT 06749 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR each of the nominees for director in Proposal 1: 1. Election of Directors Nominees For Against Abstain 01 Jeffrey D. Benjamin ☐ ☐ ☐ 02 Timothy J. Bernlohr ☐ ☐ ☐ 03 Anna C. Catalano ☐ ☐ ☐ 04 James W. Crownover ☐ ☐ ☐ 05 Robert A. Dover ☐ ☐ ☐ 06 Jonathan F. Foster ☐ ☐ ☐ 07 Craig A. Rogerson ☐ ☐ ☐ 08 John K. Wulff ☐ ☐ ☐

The Board of Directors recommends you vote FOR proposal 2: For Against Abstain 2. Advisory resolution to approve executive compensation. ☐ ☐ ☐ The Board of Directors recommends you vote FOR proposal 3: ☐ ☐ ☐ 3. Re-approval of material Terms of performance goals under the Chemtura Corporation 2010 Long-Term Incentive Plan ☐ ☐ ☐ The Board of Directors recommends you vote FOR proposal 4: ☐ ☐ ☐ 4. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. ☐ ☐ ☐ NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting The Annual Report, Notice & Proxy Statement are available at www.proxyvote.com. CHEMTURA CORPORATION Annual Meeting of Shareholders May 7, 2015 8:30 AM EDT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Timothy J. Bernlohr and Jeffrey D. Benjamin, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CHEMTURA CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 8:30 AM, EDT on May 7, 2015, at the Pyramid Club, 1735 Market Street, Philadelphia, PA 19103, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side